AS FILED WITH THE SECURITIES AND EXCHANGE            1933 ACT FILE NO. 33-9093

COMMISSION ON APRIL 26, 2000                        1940 ACT FILE NO. 811-4854
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933       [X]

                    Pre-Effective Amendment No.________       [_]

                    Post-Effective Amendment No. 18           [X]
                                    and/or
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                     Amendment No. 20                         [X]

                              THE OBERWEIS FUNDS
              (Exact Name of Registrant as Specified in Charter)


                      c/o Oberweis Asset Management, Inc.

                      951 Ice Cream Drive, Suite 200
                        North Aurora, Illinois 60542
              (Address of Principal Executive Offices, Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 323-6166

                               Patrick B. Joyce
                        Oberweis Asset Management, Inc.

                      951 Ice Cream Drive, Suite 200
                        North Aurora, Illinois 60542
                    (Name and Address of Agent for Service)

                                  Copies to:

                               Cathy G. O'Kelly
                       Vedder, Price, Kaufman & Kammholz
                     222 North LaSalle Street, Suite 2600
                           Chicago, Illinois 60601


It is proposed that this filing will become effective (check appropriate box)

       [_]    immediately upon filing pursuant to paragraph (b)

       [X]    on May 1, 2000 pursuant to paragraph (b)

       [_]    60 days after filing pursuant to paragraph (a)(1)

       [_]    on (date) pursuant to paragraph (a)(1)

       [ ]    75 days after filing pursuant to paragraph (a)(2)

       [_]    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

       [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The Oberweis Funds

Prospectus


May 1, 2000


The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.oberweisfunds.com

Table of Contents
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY.........................................................   1
  Investment Objective of the Portfolios....................................   1
  Main Investment Strategies of the Portfolios..............................   1
  Main Risks of Investing in the Portfolios.................................   2
  Performance Information...................................................   4
  Fees and Expenses.........................................................   7
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS.............   8
  Investment Objective......................................................   8
  Principal Investment Strategies...........................................   8
  Risks.....................................................................  10
  Other Investment Policies and Risks.......................................  11
MANAGEMENT OF THE PORTFOLIOS................................................  13
  Investment Adviser........................................................  13
  Management Expenses.......................................................  14
  Distribution of Shares....................................................  14
OTHER INFORMATION...........................................................  15
  Size of Micro-Cap Portfolio...............................................  15
SHAREHOLDER INFORMATION.....................................................  15
  How to Purchase Shares....................................................  15
  How to Redeem Shares......................................................  17
  Pricing of Fund Shares....................................................  19
  Shareholder Services......................................................  19
DISTRIBUTION AND TAXES......................................................  22
GENERAL INFORMATION.........................................................  24
FINANCIAL HIGHLIGHTS........................................................  25

RISK/RETURN SUMMARY

The Oberweis Funds (the "Fund") is a no-load mutual fund that consists of three different portfolios--the Oberweis Mid-Cap Portfolio (the "Mid-Cap Port-folio"), the Oberweis Emerging Growth Portfolio (the "Emerging Growth Portfolio"), and the Oberweis Micro-Cap Portfolio (the "Micro-Cap Portfolio").

Investment Objective of the Portfolios

Each Portfolio seeks to maximize capital appreciation.

Main Investment Strategies of the Portfolios

Each Portfolio invests principally in the common stocks of companies that the investment adviser, Oberweis Asset Management, Inc. ("OAM"), believes have the potential for significant long-term growth in market value.

Each Portfolio in particular seeks to invest in those companies which OAM con-siders to have above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the "Oberweis Octagon." These factors are:

 1. Extraordinarily rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisitions of other businesses. At least 30% growth in revenues in the latest quarter for smaller companies and at least 20% growth in revenues in the latest quarter for medium size companies.

 2. Extraordinarily rapid growth in pre-tax income. At least 30% growth in pre-tax income in the latest quarter for smaller companies and at least 20% growth in pre-tax income in the latest quarter for medium size companies. There should also be rapid growth in earnings per share.

 3. There should be a reasonable price/earnings ratio in relation to the company's underlying growth rate. In order to be considered for investment, smaller companies must generally have a price/earnings ratio not more than one-half of the company's growth rate, and medium size companies must generally have a price/earnings ratio of not more than the company's growth rate.

 4. Products or services that offer the opportunity for substantial future growth.

 5. Favorable recent trends in revenue and earnings growth, ideally showing acceleration.

 6. Reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins.

 7. A review of the company's financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.

 8. High relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines for evaluating the many compa-nies it reviews to identify those companies that have the potential for above-average long-term growth. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company. OAM generally considers companies with a market capitalization of less than $1 billion as smaller companies and those companies with a market capitalization between $1 billion and $8 billion as medium size companies.

For companies that meet the "Oberweis Octagon" investment criteria, each Port-folio will then consider investment in the securities of those companies as follows:

The Mid-Cap Portfolio generally invests at least 90% of its assets in the se-curities of companies with a market capitalization between $500 million and $8 billion at the time of investment.

The Emerging Growth Portfolio generally invests at least 90% of its assets in the securities of relatively small companies with a market capitalization of less than $1 billion at the time of investment.

The Micro-Cap Portfolio generally invests at least 90% of its assets in the securities of very small companies with a market capitalization of $250 mil-lion or less at the time of investment, many less than $100 million.

Although securities of a particular company may be eligible for purchase by more than one Portfolio, OAM may determine at any particular time to purchase a security for one Portfolio but not another.


Main Risks of Investing in the Portfolios

The biggest risk is that the Portfolios' returns may vary, and you could lose money.

If you are considering investing in any of the Portfolios, remember that they are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital apprecia-tion through investing in common stocks. There is no guarantee that a Portfolio will achieve its investment objective.

Equity securities, including common stocks, tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the Portfolios' shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Portfo-lios.

An investment in the Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

Small- and Medium-sized Company Risk--Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usu-ally is with investing in larger, more established companies. The stocks of small- and medium-sized companies often fluctuate in price to a greater degree than stocks of larger, more mature companies. Smaller companies may have more limited financial resources, fewer product lines and less liquid trading mar-kets for their stocks.

The Emerging Growth Portfolio is subject to small company risk, and this risk is intensified for the Micro-Cap Portfolio. Small company risk is also a fac-tor for the Mid-Cap Portfolio, because although its investments are generally in larger companies than the other Portfolios, its investments are neverthe-less in small to medium capitalization companies.

Investment Style Risk--There is no assurance that the common stocks of compa-nies selected using the "Oberweis Octagon" investment criteria will achieve long-term growth in market value.

Performance Information
The following information illustrates how each Portfolio's performance has varied over time. The bar charts depict the change in performance from year to year during the period indicated. Of course, the Portfolios' past performance does not necessarily indicate how they will perform in the future.

MID-CAP PORTFOLIO

Calendar Year Total Returns*

                                   [LINE CHART]
1997       1998       1999
------------------------------
5.40%      22.36%     112.72%

Best Quarter: Fourth Quarter 1999 57.85%

                                 Worst Quarter: Third Quarter 1998 -22.31%

Average Annual Total Returns                                           Life of
for the Periods Ended                                                    Fund
December 31, 1999*                                             1 Year  (9/15/96)
Mid-Cap Portfolio............................................. 112.72%  37.09%
S&P 400 Mid-Cap Index**.......................................  14.72%  22.53%
Russell 2000 Index**..........................................  21.30%  14.17%
S&P 500 Index**...............................................  20.99%  28.33%

-----------

* The Mid-Cap Portfolio deducts a withdrawal charge of .25% of the value of the shares redeemed. That amount is used to reimburse the Portfolio for the costs it incurs in connection with the Shareholder's liquidation of shares. The Bar Chart and average annual total returns do not reflect the deduction of the withdrawal charge.

** The S&P 400 Mid-Cap Index is an unmanaged capitalization-weighted index of the mid-range sector of the U.S. stock market. The Russell 2000 Index is an index of 2000 companies with small market capitalizations. The S&P 500 is an unmanaged index of 500 common stocks, heavily weighted towards stocks with large market capitalization.

EMERGING GROWTH PORTFOLIO

Calendar Year Total Returns*

                                   [BAR CHART]
1990    1991    1992    1993    1994     1995    1996    1997    1998    1999
----    ----    ----    ----    ----     ----    ----    ----    ----    -----
0.41%   87.14%  13.64%  9.71%  -3.51%   42.56%   22.45%  -8.55%  -3.10%  53.18%

Best Quarter:  First Quarter 1991 43.85%

Worst Quarter:  Third Quarter 1990 -31.91%

Average Annual Total Returns for the Periods Ended                 5      10
December 31, 1999*                                        1 Year Years  Years
Emerging Growth Portfolio................................ 53.18% 18.83% 18.27%
Russell 2000 Index**..................................... 21.30% 16.69% 13.41%
S&P 500 Index**.......................................... 20.99% 28.54% 18.22%

------------

* When first organized in 1987, the Emerging Growth Portfolio applied a sales charge to each share purchased. The sales charge was eliminated on December 31, 1991. The Bar Chart and the average annual total returns for the Emerging Growth Portfolio do not reflect the load.

** The Russell 2000 Index is an index of 2000 companies with small market capitalizations and represents a portfolio that is somewhat similar in average market capitalization to the stocks held by the Emerging Growth Portfolio. The S&P 500 is an unmanaged index of 500 common stocks, heavily weighted towards stocks with large market capitalization.

MICRO-CAP PORTFOLIO

Calendar Year Total Returns*


                                   [BAR CHART]
1996       1997       1998       1999
----       ----       ----       ----
22.80%     10.67%     4.34%      19.46%

Best Quarter: Fourth Quarter 1998 39.16%

                                 Worst Quarter: Third Quarter 1998 -25.29%

Average Annual Total Returns                                            Life of
for the Periods Ended                                                     Fund
December 31, 1999*                                              1 Year  (1/1/96)
Micro-Cap Portfolio............................................ 19.46%   14.08%
Russell 2000 Index**........................................... 21.30%   13.92%

------------

* The Micro-Cap Portfolio deducts a withdrawal charge of .25% of the value of the shares redeemed. That amount is used to reimburse the Portfolio for the costs it incurs in connection with the Shareholder's liquidation of shares. The Bar Chart and the average annual total returns do not reflect the deduction of the withdrawal charge.

** The Russell 2000 Index is an index of 2000 companies with small market capitalizations and represents a portfolio that is somewhat similar to the stocks held by the Micro-Cap Portfolio.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                               Portfolio
                                                         ---------------------
Shareholder Fees(1) (Fees paid directly                  Mid-  Emerging Micro-
from your investments)                                    Cap   Growth   Cap
---------------------------------------                  ----- -------- ------
Sales Charge Imposed on Purchases.......................  None   None    None
Sales Charge Imposed on Reinvested Dividends or Capital
  Gain Distributions....................................  None   None    None
Redemption Fees (as a percentage of amount redeemed, if
  applicable)...........................................  .25%   None    .25%
Exchange Fees...........................................  None   None    None
Annual Fund Operating Expenses (Expenses
that are deducted from Fund assets)
----------------------------------------
As a percentage of average net assets (net of expense
  reimbursement, if applicable)
Advisory and Management Fees............................  .80%   .83%   1.00%
12b-1 Fees..............................................  .25%   .25%    .25%
Other Expenses.......................................... 1.38%   .51%    .92%
                                                         -----  -----   -----
Total Fund Operating Expenses(2)........................ 2.43%  1.59%   2.17%
Less: Expense Reimbursement and earnings credits........  .43%    .01    .17%
                                                         -----  -----   -----
Net Fund Operating Expenses(2).......................... 2.00%  1.58%   2.00%
                                                         =====  =====   =====

------------
  (1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details.

  (2) OAM has a contractual arrangement with each Portfolio to reimburse each Portfolio for total operating expenses in excess of 2% of average daily net assets for the first $25,000,000; plus 1.8% of the next $25,000,000; plus 1.6% of average daily net assets in excess of $50,000,000. The contractual arrange-ment continues in force from year to year provided such arrangement is approved at least annually by the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example as-sumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same (except for one year of net expense in each period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                     1 Yr. 3 Yrs. 5 Yrs. 10 Yrs.
                                                     ----- ------ ------ -------
Mid-Cap Portfolio................................... $229   $744  $1,285 $2,766
Emerging Growth Portfolio........................... $162   $502  $  866 $1,889
Micro-Cap Portfolio................................. $229   $690  $1,178 $2,523

There is a .25% withdrawal charge on the Mid-Cap and Micro-Cap Portfolios, which is deducted from the redemption proceeds and is used to reimburse the Portfolio for the costs it incurs in connection with the shareholder's liqui-dation of shares. In addition, for each Portfolio, there is a $6 fee for each wire redemption (but not for electronic funds transferred via ACH or payment by check), which is deducted from a shareholder's redemption amount.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective
Each Portfolio's investment objective is to maximize capital appreciation. The Portfolios' investment adviser, OAM, will not generally seek the realiza-tion of current income in the selection of securities for investment, and the Portfolios are not designed for investors seeking income rather than capital appreciation. Income realized on the Portfolios' investments is incidental to their objectives. The investment objective of each Portfolio is a fundamental policy and may not be changed without approval of the shareholders of that Portfolio.

Principal Investment Strategies

In managing each of the Portfolios, OAM seeks out companies that it believes have the potential for significant long-term growth in market value.

Each Portfolio in particular seeks to invest in those companies which OAM con-siders to have above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the "Oberweis Octagon." These factors are:

 1. Extraordinarily rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisitions of other businesses. At least 30% growth in revenues in the latest quarter for smaller companies and at least 20% growth in revenues in the latest quarter for medium size companies.

 2. Extraordinarily rapid growth in pre-tax income. At least 30% growth in pre-tax income in the latest quarter for smaller companies and at least 20% growth in pre-tax income in the latest quarter for medium size companies. There should also be rapid growth in earnings per share.

 3. There should be a reasonable price/earnings ratio in relation to the company's underlying growth rate. In order to be considered for investment, smaller companies must generally have a price/earnings ratio not more than one-half of the company's growth rate, and medium size companies must gener-ally have a price/earnings ratio of not more than the company's growth rate.

 4. Products or services that offer the opportunity for substantial future growth.

 5. Favorable recent trends in revenue and earnings growth, ideally showing acceleration.

 6. Reasonable price-to-sales ratio based on the company's underlying growth prospects and profit margins.

 7. A review of the company's financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.

 8. High relative strength in the market, in that the company's stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines for evaluating the many compa-nies it reviews to identify those companies that have the potential for above-average long-term growth. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company. OAM generally considers companies with a market capitalization of less than $1 billion as smaller companies and those companies with a market capitalization between $1 billion and $8 billion as medium size companies.

For companies that meet the "Oberweis Octagon" investment criteria, each Port-folio will then consider investment in the securities of those companies as follows:

The Mid-Cap Portfolio generally invests at least 90% of its assets in the se-curities of companies with a market capitalization between $500 million and $8 billion at the time of investment.

The Emerging Growth Portfolio generally invests at least 90% of its assets in the securities of relatively small companies with a market capitalization of less than $1 billion at the time of investment.

The Micro-Cap Portfolio generally invests at least 90% of its assets in the securities of very small companies with a market capitalization of $250 mil-lion or less at the time of investment, many less than $100 million.

Although securities of a particular company may be eligible for purchase by more than one Portfolio, OAM may determine that at any particular time it is appropriate to purchase a security for one Portfolio but not another. In addi-tion, OAM may make transactions in a particular security at different times and different prices for each Portfolio.

Risks

The biggest risk is that the Portfolios' returns may vary, and you could lose money by investing in the Portfolios.

Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to gen-eral market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

The Portfolios are designed for long-term investors who can accept the risks involved in seeking maximum capital appreciation through investing in common stocks. Accordingly, each Portfolio discourages short-term trading in its shares. Because the Portfolio's investment policies emphasize capital appreci-ation, as opposed to dividend income, each Portfolio may be considered to be an investment of above average risk. Each Portfolio is not intended to consti-tute a balanced investment program. Dividends are expected to be minimal and there can be no assurance that a Portfolio's objective will be met.

An investment in the Portfolios is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other govern-ment agency.

Small- and Medium-sized Company Risk--Although each Portfolio seeks to reduce risk by investing in a diversified portfolio, investors should also realize that the very nature of investing in small, and often newer, companies in-volves greater risk than there usually is with larger, more established companies. Smaller and newer companies often have limited product lines, mar-kets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market move-ments than the securities of larger companies or the market averages in general.

The Emerging Growth Portfolio is subject to small company risk, and this risk is intensified for the Micro-Cap Portfolio. Small company risk is also a fac-tor for the Mid-Cap Portfolio, because although its investments are generally in larger companies than the other Portfolios, its investments are neverthe-less in small to medium capitalization companies.

Investment Style Risk--There is no assurance that the common stocks of compa-nies selected using the "Oberweis Octagon" investment criteria will achieve long-term growth in market value.

Other Investment Policies and Risks

Although each of the Portfolios may invest substantially all of its assets in common stocks, each Portfolio may also invest in convertible securities, pre-ferred stocks, securities of foreign issuers (most of which are traded on United States stock exchanges or listed on NASDAQ), and restricted securities. In addition, each Portfolio may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. Each Portfolio's reserves may be held in cash or invested in high quality money market instruments. The Portfolios may also lend their portfolio securi-ties, write (sell) call options against investment positions and purchase put and call options.

Foreign Securities--While investment in foreign companies is not a current fo-cus of the Portfolios, each Portfolio may invest to a limited extent in foreign equity and debt securities. Investments in foreign securities may in-volve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, so-cial or economic instability; and less stringent accounting, disclosure and financial reporting requirements in some countries.

Restricted Securities and Illiquid Securities--Each Portfolio may invest up to 5% of its total assets in securities that are not readily marketable. These include repurchase agreements with maturities of seven days or more, and secu-rities of unseasoned issuers that have been in continuous operation for less than three years. Each Portfolio also may invest up to 5% of its total assets in securities where resale is legally or contractually restricted (all of which are collectively referred to as "restricted securities"). The sale of restricted securities often takes more time than more liquid securities and may result in higher selling expenses. Also, a Portfolio may have to dispose of restricted securities at less desirable prices or at prices lower than the Portfolio valued the securities. A Portfolio may resell restricted securities to other institutions. If there is a dealer or institutional trading market in such securities, these restricted securities may be treated as exempt from each Portfolio's limitation on illiquid securities.

Temporary Defensive Investments--When OAM believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Portfolio's cash or other similar investments may increase. OAM may also temporarily increase a Portfolio's cash position to protect its assets or maintain liquidity.

When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks.

Repurchase Agreements--As a means of earning income on idle cash, each Portfo-lio may enter into repurchase agreements. This technique involves the purchase of a security by a Portfolio and a simultaneous agreement by the seller (gen-erally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Port-folio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. A Portfolio cannot enter into repurchase agreements in excess of 25% of its total assets and cannot invest more than 10% of its total assets in restricted securities, which include repurchase agreements with maturities of seven days or more.

Lending of Portfolio Securities--To generate additional income, each Portfolio may lend its portfolio securities to qualified brokers/dealers or institu-tional investors. Such loans may not exceed 30% of the Portfolio's total assets measured at the time of the most recent loan. For each loan, the bor-rower must maintain collateral at the Portfolio's custodian with a value at least equal to 100% of the current market value of the security loaned.

Options--Each Portfolio may buy put and call options on stocks and stock indi-ces. An option on a security is a contract that gives the buyer of the option the right to buy or sell a specific security at a stated price during the op-tion's term. An option on a securities index is a contract that gives the buyer of the option the right to receive from the seller cash in an amount equal to the difference between the index's closing price and the option's ex-ercise price. Options are considered "derivative" securities and are generally used to hedge a portfolio against certain market risks, but they may also be used to increase returns. Using options may decrease returns and increase vol-atility.

A Portfolio may invest up to 5% of its assets in the purchase of put and call options. Each Portfolio may also write (sell) covered call options on its Portfolio securities. The total market of the underlying securities of covered call options is limited to 50% of the Portfolio's net assets.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser
Oberweis Asset Management, Inc. ("OAM"), 951 Ice Cream Drive, North Aurora, Illinois 60542, is the investment adviser to each of the Portfolios and is re-sponsible for the day-to-day management of their investment portfolios and other business affairs of the Fund and each of the Portfolios.

OAM began providing the Fund with investment advisory and management services in October, 1994. Although OAM had not served as the investment adviser to a mutual fund prior to October, 1994, James D. Oberweis, President of the Fund, and other officers and employees of OAM have previously been associated with investment advisers for the Fund and/or other mutual funds. Since October, 1994, OAM has also offered investment advice to institutions and individual investors regarding a broad range of investment products. Certain OAM employ-ees serve as officers of the Fund and James D. Oberweis serves as both a Trustee and officer of the Fund.

OAM furnishes continuous advice and recommendations concerning the Portfolios' investments. OAM also provides the Fund with non-investment advisory manage-ment and administrative services necessary for the conduct of the Fund's business. OAM furnishes the Fund with certain administrative, compliance and accounting services and provides information and certain administrative serv-ices for shareholders of the Portfolios. OAM provides these services under a management agreement, which is separate from the investment advisory agree-ment. OAM may subcontract with other entities to provide certain shareholder servicing activities. OAM also provides office space and facilities for the management of the Fund and pays the salaries and fees of the Fund officers and the Trustee who is affiliated with OAM.

Portfolio Managers--Each Portfolio's investment objective and policies were developed by James D. Oberweis ("Mr. Oberweis"), portfolio manager of the Emerging Growth and the Micro-Cap Portfolios since their inception. James W. Oberweis is the portfolio manager of the Mid-Cap Portfolio.

Mr. Oberweis, a Trustee and President of the Fund, is also a Director and the President of OAM, and, together with his family, a controlling shareholder of OAM. Mr. Oberweis is also a registered options principal and shareholder of Oberweis.net, Inc. ("Oberweis.net"), the Fund's principal distributor and shareholder service agent. Mr. Oberweis has an MBA from the University of Chi-cago and has in excess of 30 years of experience in selecting securities for investment for private clients. In addition to the Fund, Mr. Oberweis manages segregated accounts for institutional and individual investors. James W. Oberweis is a Vice President of the Fund and OAM and Director and President of Oberweis.net. James W. Oberweis was formerly a registered representative of The Chicago Corporation from March, 1996 through December, 1996. James W. Oberweis joined OAM in 1995 as a Portfolio Manager. Prior to joining OAM, James W. Oberweis was a student at the Univer-sity of Illinois, where he earned a Bachelor of Science degree in Engineering.

Management Expenses

As compensation for its investment advisory services, the Portfolios pay OAM pursuant to the Investment Advisory Agreement an annual fee which is computed and accrued daily and paid monthly. OAM receives annual fees of .40% of the average daily net assets of the Mid-Cap Portfolio, .45% of the average daily net assets of the Emerging Growth Portfolio on the first $50 million and .40% on amounts over $50 million, and .60% of the average daily net assets of the Micro-Cap Portfolio.

As compensation for managing the business affairs and providing certain admin-istrative services, the Portfolios pay OAM pursuant to the Management Agreement. Each Portfolio pays OAM a monthly management fee at the annual rate of .40% of the average daily net assets of the Portfolio, subject to reduction because of each Portfolio's annual expense limitation.

Each Portfolio also incurs expenses for services not provided and expenses not assumed by OAM, such as transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending prospectuses, share-holder reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Annual Fund Operating Expenses table lists the actual advisory and management fees and total operating expenses for each Portfolio for the most recent fiscal year.

Distribution of Shares

The Fund has appointed Oberweis.net to act as the principal distributor of the Fund's shares and as the primary shareholder service agent. The Fund pays cer-tain expenses in connection with the distribution of shares of each Portfolio under a Rule 12b-1 Plan and a Distribution and Shareholder Service Agreement between the Fund and Oberweis.net (collectively called the "Plan and Agree-ment") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Under the Plan and Agreement, the Fund pays to Oberweis.net a monthly fee at an annual rate of .25% of each Portfolio's average daily net assets for dis-tribution and will also reimburse certain out-of-pocket expenses of Oberweis.net for shareholder services provided to each Portfolio. Because the fee is continually paid out of the Portfolios' assets, over time it will increase the cost of your investment and could potentially cost you more than paying other types of sales charges.

Pursuant to the Plan and Agreement, Oberweis.net may appoint various broker/dealer firms to assist in providing distribution services for the Fund and may appoint broker/dealers and other firms (including depository institu-tions such as commercial banks and savings banks) to provide administrative services for their clients as shareholders of the Portfolios under related service agreements.

OTHER INFORMATION

Size of Micro-Cap Portfolio
The Fund anticipates ceasing sales of the Micro-Cap Portfolio to both new shareholders and existing shareholders when the Portfolio reaches $60 million in net assets but reserves the right to change this limit in the future. If sales of the Micro-Cap Portfolio are discontinued, it is expected that exist-ing shareholders of the Micro-Cap Portfolio would be permitted to reinvest any dividends or capital gain distributions in additional shares of the Portfolio, absent highly unusual circumstances.

SHAREHOLDER INFORMATION

How to Purchase Shares

In General--The minimum initial investment for each Portfolio is $1,000 ($500 minimum initial investment per Portfolio for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See "Shareholder Services.") Additional pur-chases for all existing accounts must be in amounts of at least $100, except for reinvestment of dividends and capital gains distributions. The Fund re-serves the right to change at any time the initial or subsequent investment minimums, to withdraw the offering or to reject any purchase in whole or part.

You may purchase shares of the Portfolios directly through Oberweis.net or through a securities broker/dealer or its designated agent, through a bank or other institution having a sales agreement with Oberweis.net, or by contacting the Fund's Transfer Agent, Investors Fiduciary Trust Company ("IFTC"). Some broker/dealers, banks or other institutions may independently impose different minimum investment amounts for purchases by their customers and/or charge for their services in purchasing shares of the Portfolios.

Your purchase may be made by check or wire or, if it is a subsequent purchase, through the Automatic Investment Plan. All purchases must be in U.S. dollars. Third-party checks, except those not exceeding $10,000 and payable to an ex-isting shareholder who is an individual (as opposed to, e.g., a corporation or partnership), credit cards and cash will not be accepted.

Shares of the Fund are offered on a continuous basis. The offering price per share will be the Net Asset Value ("NAV") per share next determined after the purchase order is received in proper form by IFTC. (See "Pricing of Fund Shares" for details on the calculation of the current NAV.)

Purchase by Mail--To make an initial purchase by mail, you must complete and sign the Account Application and mail it along with a check made payable to The Oberweis Funds to the following address:

                              The Oberweis Funds
                     c/o Investors Fiduciary Trust Company

                             P.O. Box 219042

                        Kansas City, MO 64121-9042

You may make additional investments to an existing account by sending to the address above a check along with either the stub from your Portfolio account confirmation or a note indicating the amount of the purchase, name of the Portfolio, your account number, and the name(s) in which your account is reg-istered.

Purchase by Wire--You may also purchase shares by instructing your financial institution to wire federal funds to the Fund's custodian bank. If you are opening a new account by wire transfer, you must first call IFTC at 1-800-245-7311 to request an account number and furnish the name(s) on the account registration, address, and social security number or taxpayer identification number. If you have an Account Application, you will be asked to send it by facsimile machine to IFTC (at 1-816-843-8835), if possible, or mail it immedi-ately. Otherwise, an Account Application will be mailed to you for you to complete, sign and return immediately to IFTC. Federal funds are to be wired according to the following instructions:

                   State Street Bank and Trust Company
                               801 Pennsylvania
                             Kansas City, MO 64105
                                ABA #101003621
             The name of the Portfolio in which you wish to invest
                  The Oberweis Funds' Account No. 8907500742

      Further Credit to: (Your shareholder account number and the name(s)
                     in which your account is registered).

You may make additional investments to your account by wire by just contacting your financial institution with the wire instructions. You do not have to con-tact State Street Bank and Trust Company ("State Street Bank") first.

Your financial institution may charge you a fee for sending the wire. Neither the Fund nor State Street Bank will be responsible for the consequences of de-lays, including delays in the bank or Federal Reserve wire systems.

How to Redeem Shares

In General--You may redeem shares of the Portfolios by mail, by telephone, or through your own securities broker/dealer or its designated agent, or bank or other institution that is recorded for such account, if any (see "How to Pur-chase Shares"). Because of fluctuations in the value of each Portfolio, the NAV of shares redeemed may be more or less than your cost. Some broker/dealers, banks or other institutions may charge you a fee for redeeming shares of the Portfolios.

Redemption proceeds are normally sent on the business day following the day the redemption request is received with all required documents in proper form for redemption amounts of $100,000 or less. Payment by check or the transfer of redemption proceeds in amounts greater than $100,000, including wire trans-fers of monies and transfers of monies in connection with sales made pursuant to the Exchange Privilege, is made within seven days after the redemption re-quest is received. However, if you sell shares you recently purchased with a check, we may delay sending you the proceeds until your check has cleared, which may take up to 15 days.

Account Minimums--Each Portfolio reserves the right to redeem the shares in your account if its total value falls below $1,000 (below $500 for tax-advantaged retirement plans) as a result of a redemption. Each Portfolio will allow you 60 days to make additional investments before the redemption is processed. Although it is each Portfolio's policy to make payment of redemp-tion proceeds in cash, if the Fund's trustees determine it to be appropriate, and subject to certain limitations, a Portfolio may redeem shares by a distri-bution in kind to you of securities held by the Portfolio.

Redemption by Mail--You may redeem shares by mailing a signed request for re-demption that includes the account name and number and the number of shares or dollar amount to be redeemed and the name of the Portfolio. Your request must be sent to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 219042, Kansas City, Missouri 64121-9042. Some redemption requests may require signature guarantees (see "Signature Guarantees and Other Documentation"). Your redemption request must be accompanied by share certificates, if any have been issued. In the case of joint ownership, all owners must sign the redemp-tion request and all owners must sign any endorsement of share certificates. Additional documents may be required for redemption of shares held by estates, trusts, guardianships, corporations, partnerships and other shareholders who are not individuals. The Fund recommends that all mailed share certificates be sent by registered or certified mail, return receipt requested.

Redemption by Telephone--If you have elected the telephone redemption option on your account application, you may redeem your Portfolio shares by telephoning the Transfer Agent at 1-800-245-7311. Pursuant to the telephone redemption program, you must authorize the Transfer Agent to rely upon tele-phone instructions from anyone to redeem the specified number of shares or dollar amount and to transfer the proceeds according to your pre-designated instructions. The Transfer Agent uses procedures reasonably designed to con-firm that instructions communicated by telephone are genuine. The Transfer Agent requires certain identifying information prior to acting upon instruc-tions, records all telephone instructions and then sends written confirmation of telephone instructions. As long as these procedures are reasonably fol-lowed, neither the Fund nor the Transfer Agent would be liable for any losses from instructions communicated by telephone even if they are unauthorized or fraudulent.

Redemption proceeds will be mailed to the shareholder of record in the form of a check. The proceeds may also be transferred to the shareholder's designated bank using electronic funds transferred via the Automated Clearing House ("ACH"), or, at the shareholder's request, via wire transfer. Funds trans-ferred via ACH will normally be transmitted on the business day following the telephone redemption request for redemption amounts of $100,000 or less. Transfers via ACH of redemption proceeds in amounts greater than $100,000 will be transmitted within seven days following the telephone redemption request. There is no charge for transfers via ACH.

Funds transferred via wire transfer will normally be transmitted on the next business day following the request. There is a $6 fee for each wire redemp-tion. Your bank may also charge additional fees for receiving a wire transfer. Checks issued by mail in response to a telephone redemption request can be is-sued only up to $50,000 to the registered owner(s) (who must be individuals) at the address of record which must have been on file for 60 days.

Signature Guarantees and Other Documentation--If redemption proceeds are $50,000 or less and are to be paid to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests and changes in account application instructions must be guaranteed by a bank, se-curities broker/dealer, municipal securities broker/dealer, government securities broker/dealer, credit union, member firm of a national securities exchange, registered securities association or clearing agency, and/or savings association. A signature guarantee cannot be provided by a notary public. If you live outside the United States, a foreign bank properly authorized in your country of residence or a U.S. consulate may be able to authenticate your sig-nature.

When a signature guarantee is required, the signature of each shareholder of record must be guaranteed. A redemption request for shares held by a corporation, trust, partnership, agent or fiduciary must be signed by an appropriately authorized person and include additional documents to verify the authority of the person seeking redemption, such as a certified by-law provi-sion or resolution of the board of directors or trustees of the shareholder and/or a copy of the governing legal instrument. Any person requiring informa-tion on redemption procedures may call the Transfer Agent at 1-800-245-7311.

Pricing of Fund Shares
All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by the Fund (or the Fund's agent or authorized designee). NAV per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of shares then outstanding. Each Portfolio's investments are valued based on market value or, where quotations are not readily available, on fair value as determined in good faith by the Board of Trustees.

If your order in proper form is received (see "How to Purchase Shares" and "How to Redeem Shares") by the Transfer Agent or Oberweis.net by the close of trading on the New York Stock Exchange ("NYSE") on a given day (currently 3:00 p.m., Central Time), or by a securities broker/dealer or its designated agent, a bank or other institution having a sales agreement with Oberweis.net by the close of trading on the NYSE, Portfolio shares will be purchased or sold at the next computed NAV. The NAV of the shares of each Portfolio is computed once daily, as of the later of the close of the NYSE or the Chicago Board Op-tions Exchange ("CBOE"), on each day the NYSE is open for trading. For purposes of computing the NAV, all securities in a Portfolio other than op-tions are priced as of the close of trading on the NYSE. The options in the Portfolios are priced as of the close of trading on the CBOE.

Shareholder Services
General Information--In addition to the purchase and redemption services de-scribed above, the Fund offers its shareholders the special accounts and services described below. You may obtain applications and information about any shareholder services by calling 1-800-245-7311.

When you make an initial investment in a Portfolio, a shareholder account is opened for you in accordance with the Portfolio's Account Application instruc-tions. After each transaction for your account, you will be sent a confirmation. This includes all deposits, purchases, reinvestments, redemp-tions, withdrawal payments, and other transactions in your account.

The Portfolios will generally not issue certificates for their shares. Certif-icates for full share amounts only will be issued upon a shareholder's written request to the Transfer Agent. In all events fractional shares will be carried on the books of a Portfolio without the issuance of certificates.

You will be the record owner of all shares in your account with full share-holder rights, whether or not share certificates are issued to you. Certain of the functions performed by the Fund in connection with the operation of the accounts described above will be performed by the Fund's Transfer Agent, IFTC.

Exchange Privilege--All or part of Portfolio shares owned by you may be ex-changed for shares of any other Portfolio in The Oberweis Funds offering shares at that time. Your Portfolio shares may also be exchanged for shares of three money market funds managed by State Street Bank and Trust Company: SSgA Money Market Fund, SSgA U.S. Government Money Market Fund, and SSgA Tax-Free Money Market Fund. Each of these money market funds is a portfolio of the SSgA Funds, an open-end management investment company with a series of multiple portfolios advised by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. You may later then exchange such shares purchased and shares purchased with reinvested dividends for shares of the Portfolios. Shares will be exchanged for each other based upon their relative net asset values except that the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of shares redeemed, which deduction also applies to shares exchanged out of each of those Portfolios.

The SSgA Funds are described in a separate prospectus. You may obtain a copy of the prospectus for the SSgA Funds by calling 1-800-245-7311 or writing to 951 Ice Cream Drive, North Aurora, Illinois 60542. You are advised to read the prospectus carefully before authorizing any investment in shares of such fund. Exchange requests are subject to a $1,000 minimum.

To take advantage of the Exchange Privilege, you must send us a written re-quest that includes your name, your account number, the name of the Portfolio you currently own, the name of the Portfolio you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

If you have any share certificates, you must include them with your request. A signature guarantee is not required, except in some cases where shares are also redeemed for cash at the same time. For certificate delivery instructions and when you need a signature guarantee, please see "Redemption by Mail" under "How to Redeem Shares."

You may also call us at 1-800-245-7311 unless you have previously notified the Fund in writing not to effect telephone exchanges. Exchanges made over the phone may be made by any person, not just the shareholder of record. Please remember that during unusual market conditions, we may have difficulty in ac-cepting telephone requests, in which case you should mail your request to our address. Please see "Purchase by Mail" for our address. In addition, you may also be able to make exchanges through certain securities broker/dealers that may charge you a fee for effecting an exchange.

An exchange of shares is considered a sale for federal income tax purposes. You may realize a gain or loss depending upon whether the value of the shares being exchanged is more or less than the adjusted cost basis. As noted above, the Micro-Cap and Mid-Cap Portfolios deduct a withdrawal charge of .25% of the value of the shares redeemed, including shares exchanged out of each of the Portfolios.

Exchanging shares is available only in states where shares of a particular Portfolio being acquired may legally be sold. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as oth-erwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Low Minimum Initial Investment Plan/Automatic Investment Plan--By completing the Automatic Investment Plan section of the Account Application, you may make subsequent investments by authorizing the Fund and its Custodian to debit your bank account to buy additional shares of the Portfolios. The minimum initial investment in each Portfolio is $1,000. However, the Low Minimum Initial In-vestment Plan allows you to open an account with an initial investment of $100 and subsequent monthly investments of $100 or more for at least a one-year pe-riod.

You can make Automatic Investments either monthly or quarterly, on or about the 5th or the 20th of the month, in pre-designated amounts of $100 or more. Funds will be transferred from your designated bank, using electronic funds transferred via ACH. Initial investments may not be made by the Automatic In-vestment Plan. The Plan is subject to the approval of the shareholder's bank. You can stop investing through the Automatic Investment Plan by sending writ-ten notice to the Fund's Transfer Agent. The notice must be received at least 5 business days prior to the date of your next scheduled automatic purchase. The Plan is automatically terminated whenever a check is returned unhonored by your bank. You are responsible for any charges incurred as a result of an unhonored transaction.

If you cancel the Low Minimum Initial Investment Plan before a one-year peri-od, the Fund reserves the right to redeem your account if the balance is below the minimum investment level, currently $1,000. The Fund reserves the right to terminate or modify the Automatic Investment Plan at any time. See the Account Application for additional details.

Systematic Withdrawal Account--If you own Portfolio shares with a current NAV of at least $10,000, you may establish a Systematic Withdrawal Account. By us-ing this plan, you may have withdrawn from your account a fixed sum that will be paid to you or a pre-designated third party at regu-lar intervals.

A Systematic Withdrawal Account cannot be established for you if you own Port-folio shares for which certificates are outstanding. All share certificates must be surrendered before beginning systematic withdrawals. See the Account Application for additional details.

Tax-Advantaged Retirement Plan Accounts--A Portfolio's shares may be purchased as investments in Individual Retirement Accounts ("IRAs") such as Traditional IRAs, Roth IRAs, Roth Conversion IRAs, Rollover IRAs and Simplified Employee Pension Plans (known as SEP-IRAs), and other tax-advantaged retirement plans, such as Profit Sharing or Money Purchase Pension Plans (known as Keoghs), 401(k) Plans, and 403(b)(7) Plans. Investing in a Portfolio's shares must be done according to the conditions of the IRA and/or other retirement plan agreements. You should contact your Plan custodians to determine the eligibil-ity of the Portfolio's shares as IRA or retirement plan investments.

You may use the Fund's Custodian Bank to establish certain types of retirement plan accounts, including IRAs, Keoghs and 403(b)(7) Plans in order to purchase shares of a Portfolio with your retirement funds. Further details, including fees and charges imposed by the Custodian, are set forth in the Custodian's information material (account agreement, application, and disclosure state-ment) which is available from the Fund.

DISTRIBUTION AND TAXES

Taxation of the Portfolios--Because the Fund is a regulated investment compa-ny, the Portfolios generally pay no federal income tax on the income and gains that they distribute to you.

Taxation of Shareholders--To avoid taxation, the Internal Revenue Code re-quires each Portfolio to distribute net income and any net capital gains realized on its investments annually. A Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as or-dinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. The dividends and capital gain distributions are normally declared and paid in November.

Dividends and capital gains distributions are automatically reinvested in ad-ditional shares of the Portfolio, unless you elect to receive them in cash. A cash election remains in effect until you notify the Transfer Agent in writing to discontinue such election.

Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. You will be notified annually as to the federal income tax status of divi-dends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes.

Long-term capital gain distributions are taxable as long-term capital gain re-gardless of how long you have held shares of the Portfolio. Long-term capital gain distributions (relating to assets held by the Portfolio for more than 12 months) made to individual shareholders are currently taxed at the maximum rate of 20%. Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income at rates up to a maximum marginal rate of 39.6% for individuals. Any dividends and distributions de-clared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

Distribution to Retirement Plans--Fund distributions received by your quali-fied retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Portfolio distribu-tions on your income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth and Education IRAs.

How Distributions Affect a Portfolio's NAV--Distributions are paid to share-holders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting dis-tribution are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent mar-ket fluctuations. You should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

"Buying a Dividend"--If you purchase shares of a Portfolio just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." Unless your account is set up as a tax-deferred account, dividends paid to you will be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

Backup Withholding--When you open an account, Internal Revenue Service ("IRS") regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, each Portfolio is required to withhold 31% of all the distributions (including dividends and capital distributions) and re-demption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld are applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in overpayment of taxes.

Foreign Taxes--Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to tax withholding or other foreign taxes. The Portfolios may from year to year make the election permit-ted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

You are advised to consult your own tax adviser as to the tax consequences of owning shares of each Portfolio with respect to their respective circumstanc-es.

GENERAL INFORMATION

All inquiries regarding shareholder accounts may be directed to The Oberweis Funds, c/o Investors Fiduciary Trust Company, P.O. Box 219042, Kansas City, Missouri 64121-9042 or (800) 245-7311. All other inquiries regarding the Fund and/or any of the Portfolios should be directed to the Fund at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542 or (800) 323-6166.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Port-folios' financial performance for the past five years (or for Portfolios with a performance history shorter than five years, from inception through December 31st of each year shown). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the Statement of Additional Information.

Mid-Cap Portfolio

                                                                  September
                                Years Ended December                 15,
                                         31,                       1996* -
                                -----------------------------     December
                                 1999        1998       1997      31, 1996
                                -------     ------     ------     ---------
Net asset value at beginning
  of year.....................  $ 12.86     $10.51     $10.29      $10.00
Income (loss) from investment
  operations:
Net investment loss (a).......    (0.31)     (0.21)     (0.19)      (0.05)
Net realized and unrealized
  gain on investments.........    14.22       2.56       0.76        0.34
                                -------     ------     ------      ------
Total from investment opera-
  tions.......................    13.91       2.35       0.57        0.29
Less distributions:
Distribution from net realized
  gain on investments.........    (2.48)        --      (0.35)         --
                                -------     ------     ------      ------
Net asset value at end of
  year........................  $ 24.29     $12.86     $10.51      $10.29
                                =======     ======     ======      ======
Total return (%)..............    112.7       22.4        5.4         2.9 (d)
Ratio/supplemental data:
Net assets at end of year (in
  thousands)..................  $14,085     $6,916     $6,347      $7,295
Ratio of expenses to average
  net assets (%)..............     2.00 (b)   2.00 (b)   2.00 (b)    2.00 (b)(c)
Ratio of net investment loss
  to average net assets (%)...    (1.93)     (1.94)     (1.81)      (1.62)(c)
Portfolio turnover rate (%)...      153         72        106          21 (c)
Average commission rate paid..  $ .0345     $.0305     $.0318      $.0371

------------

(a) The net investment loss per share data was determined using average shares outstanding during the year.

(b) Net of expense reimbursement from related parties and earnings credit. The expense ratios would have been 2.43%, 2.61%, 2.46% and 3.42% for 1999, 1998, 1997 and 1996, respectively, before expense reimbursement.

(c)  Annualized.

(d)  Not annualized.

*   Commencement of operations.

Emerging Growth Portfolio

                                         Years Ended December 31,
                                -----------------------------------------------
                                  1999     1998      1997      1996      1995
                                --------  -------  --------  --------  --------
 Net asset value at beginning
   of year...................   $  23.60  $ 25.71  $  32.86  $  29.09  $  21.41
 Income (loss) from invest-
   ment operations:
 Net investment loss (a).....      (0.41)   (0.33)    (0.37)    (0.32)    (0.33)
 Net realized and unrealized
   gain (loss) on invest-
   ments.....................      12.96    (0.63)    (2.14)     6.73      9.43
                                --------  -------  --------  --------  --------
 Total from investment opera-
   tions.....................      12.55    (0.96)    (2.51)     6.41      9.10
 Less distributions:
 Distribution from net real-
   ized gain on investments..        --     (1.15)    (4.64)    (2.64)    (1.42)
                                --------  -------  --------  --------  --------
 Net asset value at end of
   year......................   $  36.15  $ 23.60  $  25.71  $  32.86  $  29.09
                                ========  =======  ========  ========  ========
 Total return (%)............       53.2     (3.1)     (8.6)     22.5      42.6
 Ratio/supplemental data:
 Net assets at year end (in
   thousands)................   $105,128  $93,115  $139,983  $185,595  $134,663
 Ratio of expenses to average
   net assets (%)............       1.59     1.55      1.44      1.48    1.73(b)
 Ratio of net investment loss
   to average net assets (%).      (1.56)   (1.37)    (1.18)    (0.97)    (1.24)
 Portfolio turnover rate (%).         63       49        75        64        79
 Average commission rate
   paid......................   $  .0305  $ .0280  $  .0337  $  .0413       --

------------

(a) The net investment loss per share data was determined using average shares outstanding during the year.

(b) Net of expense reimbursement from related parties. Expense ratios would have been 1.77% for 1995 before expense reimbursement.

Micro-Cap Portfolio

                                                                        January
                                        Years Ended December            1, 1996*
                                                 31,                       -
                                       -------------------------------  December
                                        1999        1998        1997    31, 1996
                                       -------     -------     -------  --------
Net asset value at beginning of year.  $ 14.18     $ 13.59     $ 12.28  $ 10.00
Income (loss) from investment
  operations:
Net investment loss (a)..............    (0.28)      (0.24)      (0.21)   (0.15)
Net realized and unrealized gain on
  investments........................     3.04        0.83        1.52     2.43
                                       -------     -------     -------  -------
Total from investment operations.....     2.76        0.59        1.31     2.28
                                       -------     -------     -------  -------
Net asset value at end of year.......  $ 16.94     $ 14.18     $ 13.59  $ 12.28
                                       =======     =======     =======  =======
Total return (%).....................     19.5         4.3        10.7     22.8
Ratio/supplemental data:
Net assets at end of year (in
  thousands).........................  $21,301     $28,290     $36,837  $30,733
Ratio of expenses to average net
  assets (%).........................     2.00 (b)    1.99 (b)    1.81     1.94
Ratio of net investment loss to
  average net assets (%).............    (1.98)      (1.83)      (1.52)   (1.15)
Portfolio turnover rate (%)..........       46          41          89       70
Average commission rate paid.........  $ .0328     $ .0288     $ .0343  $ .0371

------------

(a) The net investment loss per share data was determined using average shares outstanding during the year.

(b) Net of expense reimbursement from related parties. The expense ratio would have been 2.17% and 2.06% for 1999 and 1998, respectively, before expense reimbursement.

*   Commencement of operations.

You can obtain additional information about the Fund and its Portfolios. The Fund's SAI includes more detailed information about each Portfolio and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The Fund's annual and semi-annual reports include a discussion of the Portfolios' holdings and recent market conditions and the Portfolios' investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the Fund on any of its Portfolios, call Oberweis at 1-800-323-6166 or visit Oberweis's Web site at www.oberweisfunds.com.
-------------------------------------------------------------------------------
The SAI, the Fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web Site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

          Investment Company Act of 1940, File Number, 811-04854
-------------------------------------------------------------------------------

Investment Adviser/Manager

Oberweis Asset Management, Inc.

951 Ice Cream Drive, Suite 200

North Aurora, Illinois 60542

1-800-323-6166

Distributor/Shareholder Service Agent

Oberweis.net, Inc.

951 Ice Cream Drive, Suite 200

North Aurora, Illinois 60542

1-630-801-6000

Transfer Agent

Investors Fiduciary Trust Company

1-800-245-7311

Custodian

State Street Bank and Trust Company

Counsel

Vedder, Price, Kaufman & Kammholz

Independent Auditors

Ernst & Young LLP

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE OBERWEIS FUNDS
                        951 ICE CREAM DRIVE, SUITE 200
                         NORTH AURORA, ILLINOIS 60542
                                (800) 323-6166

                               ----------------

                      Oberweis Emerging Growth Portfolio
                         Oberweis Micro-Cap Portfolio
                          Oberweis Mid-Cap Portfolio

                               ----------------

  This Statement of Additional Information ("SAI") pertains to the Portfolios listed above, each of which is a separate series of The Oberweis Funds, a Mas-sachusetts business trust.

  The SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 2000, which is incorporated by reference into this SAI and may be obtained from the Fund at the above address or phone num-ber. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Portfolios, is incor-porated by reference into this SAI and is also available, without charge, at the above address or phone number.

                               ----------------

   The date of this Statement of Additional Information is May 1, 2000.

                               TABLE OF CONTENTS

Investment Objective and Policies..........................................   3
Management of the Fund.....................................................   8
Principal Holders of Securities............................................  10
Oberweis Asset Management, Inc.............................................  11
Distribution Plan and Agreement............................................  12
Expenses Borne by the Portfolios...........................................  14
Portfolio Transactions.....................................................  15
Codes of Ethics............................................................  18
Shareholder Services.......................................................  18
Determination of Net Asset Value...........................................  18
Purchases of Shares........................................................  18
Redemption of Shares.......................................................  19
Taxes......................................................................  19
Shareholder Meetings and Voting Rights.....................................  20
Calculation of Average Annual Total Return.................................  21
Additional Information.....................................................  21

                       INVESTMENT OBJECTIVE AND POLICIES

  The following information supplements the discussion of each Portfolio's in-vestment objective and policies discussed in the Fund's Prospectus.

Investment Objective

  The investment objective of each Portfolio is to maximize capital apprecia-tion. Each Portfolio intends to achieve its objective through investing primarily in common stocks of companies, which in the opinion of its invest-ment adviser have a potential for above-average long-term growth in market value. The investment objective of each Portfolio is fundamental and, like all fundamental policies of a Portfolio, cannot be changed without the affirmative vote of a majority of the outstanding voting securities of that Portfolio. As used in this SAI, "a majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the holders of more than 50% of the out-standing shares of the Portfolio, or (2) the holders of more than 67% of the shares of the Portfolio present if more than 50% of the outstanding shares of the Portfolio are present at a meeting in person or by proxy.

Investment Restrictions

  The policies set forth below are fundamental policies of each Portfolio and may not be changed without approval of a majority of that Portfolio's out-standing shares. A Portfolio individually may not:

    1. purchase more than 10% of any class of securities of any one issuer other than the United States government and its instrumentalities;

    2. invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer (other than the United States government and its instrumentalities);

    3. invest more than 5% of its total assets in securities that are not readily marketable and securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors;

    4. invest more than 5% of its total assets in securities of issuers which the Fund is restricted from selling to the public without registration un-der the Securities Act of 1933;

    5. invest more than 5% of its total assets in warrants, and of this amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange;

    6. purchase or retain the securities of any issuer if (i) one or more of-ficers or directors of the Fund or the investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securi-ties of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities;

    7. purchase, sell or invest in the securities of other investment compa-nies;

    8. purchase, sell or invest in interests in oil, gas or other mineral ex-ploration or development programs;

    9. purchase, sell or invest in commodities or commodity contracts;

    10. purchase, sell or invest in real estate or interests in real estate, except that the Portfolio may purchase, sell or invest in marketable secu-rities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such investments do not exceed 10% of the Portfolio's total assets;

    11. issue senior securities;

    12. invest in companies for the purpose of exercising control or manage-ment;

    13. concentrate its investments in any one industry, except that the Portfolio may invest up to 25% of its total assets in any one industry;

    14. purchase securities on margin, except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

    15. make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Portfolio owns an equal amount of securities of the same issue or owns securities which, without payment by the Portfolio of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue;

    16. participate on a joint or joint and several basis in any trading ac-count in any securities;

    17. lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed;

    18. lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Portfolio consisting of cash or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets (including value of collateral received);

    19. borrow money except from banks as a temporary measure for extraordi-nary or emergency purposes or as necessary for the clearance of purchases and sales of securities, provided that the aggregate amount of such borrow-ing shall not exceed 5% of the value of its total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 5% of its total assets taken at cost to secure such borrowing;

    20. engage in the business of underwriting the securities of other is-suers; or

    21. invest in puts, calls, straddles or any combination thereof, except that the Portfolio may write covered call options on its Portfolio securi-ties, the aggregate market value of which is limited to 50% of the Portfolio's net assets, and the Portfolio may invest up to 5% of its assets in the purchase of put and call options including options on stock indices.

The policies set forth below may be changed by the Fund's Board of Trustees, all such changes being subject to applicable law. A Portfolio individually may not:

      1. purchase, sell or invest in interests in oil, gas or other mineral leases; or

      2. purchase, sell or invest in limited partnership interests in real estate, except that the Portfolio may purchase, sell or invest in mar-ketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; provided such in-vestments do not exceed 10% of the Portfolio's total assets.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of such restriction nor will a disposition of any secu-rities be required.

Other Restrictions

  Other investment restrictions are set forth in the Fund's Prospectus and elsewhere in this SAI. In addition, each Portfolio will not invest more than 10% of its total assets in "restricted securities" (meaning securities the re-sale of which is legally or contractually restricted, including repurchase agreements with maturities of seven days or more and securities that are not readily marketable).

Investment Strategies and Risks

  The following information supplements the discussion of the Portfolios' risk factors, discussed in the Fund's Prospectus.

  Cash Position. As discussed in the Prospectus, when OAM believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Portfolio's cash or other similar investments may increase. Securities that the Portfolios may in-vest in as a means of receiving a return on idle cash include U.S. government obligations, certificates of deposit, commercial paper (rated prime 3 or bet-ter by Moody's Investor Services, Inc., ("Moody's") or the equivalent), corporate debt securities (rated A or better by Moody's or Standard & Poor's Corporation) and repurchase agreements.

  Repurchase Agreements. Each Portfolio may enter into so-called "repurchase agreements," whereby it purchases a security and the seller (a qualified bank or securities dealer) simultaneously commits to repurchase that security at a certain date at an agreed upon price, plus an agreed upon market rate of in-terest that is unrelated to the coupon rate or date of maturity of the security. This technique offers a method of earning income on idle cash. In these transactions, the securities purchased by the Portfolio have, at all times, a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Certain costs may be incurred by a Portfolio in connection with the sale of the securities pur-chased by it if the seller does not repurchase them in accordance with the repurchase agreement. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements and will monitor the value of the underlying securities to ensure that additional securities are deposited by the seller if the value of the se-curities purchased decreases below the resale price at any time. Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements may be considered loans by the Portfolio. Each Portfolio is subject to restrictions on entering into repurchase agreements in excess of 25% of the total assets and on investing more than 10% of its total assets in restricted securities, which includes repurchase agreements with maturities of seven days or more.

  Options. Selling (or Writing) Covered Call Options--Each Portfolio may write
(sell) covered call options on its portfolio securities, the aggregate market value of which underlying securities is limited to 50% of the Portfolio's net assets. A call option gives the buyer (holder) the right to purchase the un-derlying security at a specified price (the "exercise price") within a certain time period. Where the writer (seller) of the option, in this case the Portfo-lio, already owns the underlying security, the call option is considered to be "covered." The Portfolio will receive a premium, which is the market value of the option, when it writes (sells) a call option. The premium provides a par-tial hedge (protection) against declining prices and enables the Portfolio to generate a higher return during periods when OAM does not expect the under-lying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive invest-ment for the Portfolio. In determining whether to write (sell) a covered call option on one of the Portfolio's securities, OAM will consider the reasonable-ness of the anticipated premium in relation to the anticipated increase in market value of the underlying security over the option period. Although the writing (selling) of covered call options is believed by OAM to be a conserva-tive investment technique that involves relatively little risk, risks involved in writing (selling) a covered call option include the possible inability to effect closing transactions at favorable prices and the inability to partici-pate in any appreciation of the underlying security above the exercise price plus premium. The Portfolio may also be exposed to a possible price decrease in the underlying security that might otherwise have been sold while the Port-folio continues to hold such underlying security during the option period, although any such loss during such period would be reduced by the amount of the premium received. The Portfolios do not consider a security covered by a call to be "pledged" as that term is used in each Portfolio's investment pol-icy limiting the pledging or mortgaging of its assets.

  Buying Put and Call Options--Each Portfolio may also invest up to 5% of its assets in the purchase of put and call options, primarily to minimize princi-pal fluctuations. The Portfolios may enter into closing transactions, exercise their options or permit them to expire. The risks involved in purchasing put or call options include the possible loss of the premium.

  The Portfolios may purchase put options on an underlying security owned by them. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time during the term of the option. While a Portfolio will not purchase options for leverage purposes, it may purchase put options for defensive purposes in order to protect against an anticipated decline (usually short-term) in the value of its securities. Such hedge protection is provided only during the life of the put option and only when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price re-gardless of any additional decline in the security's market price. For example, a put option may be purchased in order to protect unrealized appreci-ation of a security where the Portfolio deems it desirable to continue to hold the security. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

  Except as discussed below with respect to options on stock indices, each Portfolio has no current intention of purchasing put options at a time when the Portfolio does not own the underlying security; however, it reserves the right to do so. By purchasing put options on a security it does not own, the Portfolio would seek to benefit from a decline in the market price of the un-derlying security. If such a put option is not sold when it has remaining value, and if the market of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfo-lio would lose its entire investment in the put option (i.e., the entire premium paid by the Portfolio). In order for the purchase of a put option to be profitable, the market price of the underlying security must decline suffi-ciently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The Portfolios may also repurchase call options previously written on under-lying securities they already own in order to preserve unrealized gains.

  The Portfolios may also purchase call and put options on stock indices ("stock index options") for the purpose, in part, of partially hedging against the risk of unfavorable price movements adversely affecting a Portfolio's se-curities or securities the Portfolio intends to buy and each Portfolio may sell stock index options in related closing transactions.

  The principal uses of stock index options would be to provide a partial hedge for a portion of the Portfolios' investment securities, and to offer a cash management tool. Purchasing stock index options could provide an effi-cient way to implement a partial decrease in portfolio market exposure in response to changing market conditions. Although techniques other than the purchase of options could be used to hedge the Portfolios' investments, the Portfolios may be able to hedge their exposure more effectively, and perhaps at a lower cost, through the use of stock index options.

  The Portfolios propose to invest only in stock index options for which the underlying index is a broad market index such as the Standard & Poor's Index, the Major Market Index, or the Russell 2000 Index. The Portfolios would pro-pose to purchase broad stock index options only if they are listed on a national securities exchange and traded, in the opinion of the Fund's invest-ment adviser, with some significant volume.

  The Portfolios will not enter into a stock index option if, as a result thereof, more than five percent (5%) of the Fund's total assets (taken at mar-ket value at the time of entering into the contract) would be committed to options, whether options on individual securities or options on stock indices.

  There are several risks in connection with the Portfolios' use of stock in-dex options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the stock index options and movements in the prices of securities held by the Portfolios. Successful use of stock index options by the Portfolios for hedging purposes is also subject to the Fund's adviser's ability to correctly predict movements in the direc-tion of the market. In addition, due to market distortions, the price movements of the stock index options might not correlate perfectly with price movements in the underlying stock index. Increased participation by specula-tors in the options market might also cause temporary price distortions.

  The ability to establish and close out positions on options will be subject to the liquidity of the index options market. Absence of a liquid market on an exchange may be due to: (i) insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions, or both; (iii) trading halts, suspensions or other restrictions imposed with respect to par-ticular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as severe stock market fluctuations, inter-rupting normal exchange operations; (v) inadequacy of an exchange's or a clearing corporation's facilities to handle increased trading volume; or (vi) discontinuance of the trading of options (or a particular class or series of options) by an exchange, for economic or other reasons. Higher than antici-pated trading activity or other unforeseen events also could cause an exchange or clearing corporation to institute special procedures which may interfere with the timely execution of customers' orders.

  Stock index options may be closed out only on an exchange which provides a market for such options. For example, OEX stock index options currently can be purchased or sold only on the CBOE. Although the Portfolios intend to purchase or sell stock index options only on exchanges where there appear to be active markets, there is no assurance that a liquid market will exist for any partic-ular options contract at any particular time. In such event, it might not be possible to close a stock index option position.

  Lending of Securities. The Portfolios may lend their investment securities in an amount up to 30% of its total assets (including value of collateral re-ceived) to qualified institutional investors who need to borrow securities in order to complete certain transactions. By lending its investments securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. While the securities are being lent, the Portfolios will continue to receive the equivalent of any dividends or interest paid by the issuer thereof as well as interest on the collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

  A Portfolio may lend its portfolio securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan or its collateral (which may include the Port-folio investing any cash collateral in interest-bearing short-term investments), any dividends and distributions paid on the loaned securities and any increase in their market value.

  As with any extension of credit, portfolio security loans involve certain risks in the event a borrower should fail financially, including delays or in-ability to recover the loaned securities or foreclosure against the collateral. Each Portfolio will consider on an ongoing basis the creditworthi-ness of the borrowers to which it makes portfolio security loans.

  Foreign Securities. Foreign securities involve currency risks. The U.S. Dol-lar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of dis-bursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

  Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include po-litical or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of ex-change controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect in-vestment in these countries.

  Warrants. Each Portfolio may invest no more than 5% of its total assets in warrants, and of that amount, no more than 2% of total assets may be invested in warrants that are listed on neither the New York Stock Exchange nor the American Stock Exchange. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (gener-ally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addi-tion, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exer-cised prior to its expiration date.

  Real Estate Investment Trusts. Each Portfolio may invest in real estate in-vestment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a Portfolio's investment in that REIT. Each Portfolio may invest no more than 10% of its total assets in REITs. Each Portfolio does not currently intend, however, to invest in REITs to the extent that more than 5% of its to-tal assets will be invested in REITs during the current year.

  Short Sales Against the Box. Each Portfolio may make short sales against the box for the purpose of deferring realization of gain or loss for federal in-come tax purposes. A short sale "against the box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or secu-rities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. Each Portfolio does not currently intend to en-gage in short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

  Arbitrage. The Portfolios have no current intention to engage in arbitrage (meaning the simultaneous purchase and sale of the same security in different markets but not on the purchase of call and put options on stock indices).

  Portfolio Turnover. OAM buys and sells securities for each Portfolio to ac-complish its investment objective. The frequency of portfolio transactions, the Portfolio's turnover rate, will vary from year to year depending on market conditions.

  The Emerging Growth Portfolio's turnover during the years ended December 31, 1999 and 1998 was 63% and 49%, respectively; the Micro-Cap Portfolio's turn-over during the years ended December 31, 1999 and December 31, 1998 was 46% and 41%, respectively; and the Mid-Cap Portfolio's turnover for the years ended December 31, 1999 and December 31, 1998 was 153% and 72%, respectively. A higher portfolio turnover rate (over 100%) may cause the Portfolio to pay higher transaction expenses, including more commissions and markups, and also may result in quicker recognition of capital gains, resulting in more capital gains distributions that may be taxable to Shareholders.

                            MANAGEMENT OF THE FUND

  The business and affairs of the Fund and each of the Portfolios are super-vised by the Fund's Board of Trustees.

  One of the Fund's trustees and all of its officers are employees and/or of-ficers of Oberweis Asset Management, Inc. ("OAM"), the Fund's investment adviser and manager, and/or Oberweis.net, ("Oberweis.net"), the Fund's dis-tributor and shareholder service agent. OAM is under common control with Oberweis.net.

  James D. Oberweis, a Trustee and President of the Fund, is the President and a Director of OAM, and with his wife, Elaine M. Oberweis, and his children, is a controlling shareholder of OAM. Mr. Oberweis and members of his family own the majority of the outstanding shares of Oberweis.net.

  The Trustees and officers of the Fund, their ages and their principal occu-pations during the past five (5) years are:

THOMAS J. BURKE, Trustee (68) **

143 South Lincoln Avenue, Aurora, Illinois 60505; President--Burke Medical As-sociates, 1968 to present; retired medical physician, practicing medical physician until November 1, 1995.

DOUGLAS P. HOFFMEYER, Trustee (52) **

550 W. Van Buren, 10th Floor, Chicago, Illinois 60607; Chief Financial Offi-cer--Eziaz, April, 2000 to present. Vice President--Finance--Teltrend, Inc. (manufacturer of telecommunications equipment), October, 1986 to April, 2000.

JAMES D. OBERWEIS, Trustee and President (53) *

951 Ice Cream Drive, North Aurora, Illinois 60542; President and Director-- Oberweis Asset Management, Inc., September, 1994 to present; Registered Options Principal--Oberweis.net, Inc., January, 1997 to present; Senior Vice President--The Chicago Corporation, October, 1994 to December, 1996; President of the Fund, 1986 to present; Chairman of the Board of Oberweis Dairy, Inc.

EDWARD F. STREIT, Trustee (64) **

2000 West Galena, Aurora, Illinois 60506; licensed attorney in private prac-tice, 1962 to present.

PATRICK B. JOYCE, Executive Vice President and Treasurer (40)

951 Ice Cream Drive, North Aurora, Illinois 60542; Executive Vice President, Secretary and Director--Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director--Oberweis.net, Inc., September, 1996 to present; Administrator--The Chicago Corporation, October, 1994 to De-cember, 1996.

MARTIN L. YOKOSAWA, Vice President (39)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., September, 1994 to present; Senior Vice President-- Oberweis.net, Inc., January, 1997 to present; Vice President--The Chicago Corporation, October, 1994 to December, 1996.

JAMES W. OBERWEIS, Vice President (26)

951 Ice Cream Drive, North Aurora, Illinois 60542; Vice President--Oberweis Asset Management, Inc., May, 1996 to present and Portfolio Manager from Decem-ber, 1995 to present; President and Director--Oberweis.net, Inc., September, 1996 to present; Registered Representative--The Chicago Corporation, March, 1996 to December, 1996; Student--University of Illinois at Champaign-Urbana, August, 1991 to December, 1995.

STEVEN J. LE MIRE, Secretary (30)

951 Ice Cream Drive, North Aurora, Illinois 60542; Compliance Manager-- Oberweis.net, Inc., March, 1997 to present; Manager, Shareholder Accounting-- Carr Asset Management, Inc./Indosuez Carr Futures, Inc., March 1994 to March 1997.

NOTE: In some cases a trustee or officer may have held different positions during the last five years with the employer or employers listed.

  The Fund pays each Trustee of the Fund who is not also affiliated with OAM and/or Oberweis.net for such services an annual fee of $1,000, plus $1,000 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

  The Fund reimburses travel and other expenses incurred by its non-interested Trustees for each such meeting attended. Trustees and officers of the Fund who are affiliated with OAM and/or Oberweis.net and officers of the Fund will re-ceive no compensation or reimbursement from the Fund for acting in those capacities. However, Trustees and officers of the Fund who are affiliated with OAM and/or Oberweis.net may directly or indirectly benefit from fees or other remuneration received from the Fund by OAM and/or Oberweis.net. Regular meet-ings of the Board of Trustees are held quarterly and the audit committee holds at least one meeting during each year.
--------
*  "Interested person" of the Fund as defined in Section 2(a)(19) of the 1940
   Act.
** Member of audit committee and nominating committee.

  The following table sets forth the compensation received by all trustees of the Fund for the fiscal year ended December 31, 1999.

                                              Pension or
                                              Retirement
                                               Benefits  Estimated
                                  Aggregate   Accrued as   Annual
                                 Compensation  Part of    Benefits
                                   From the      Fund       Upon       Total
Trustee                              Fund      Expenses  Retirement Compensation
-------                          ------------ ---------- ---------- ------------
Thomas J. Burke.................    $4,000         0          0        $4,000
Douglas P. Hoffmeyer............     4,000         0          0         4,000
James D. Oberweis...............         0         0          0             0
Edward F. Streit................     4,000         0          0         4,000

                        PRINCIPAL HOLDERS OF SECURITIES

  As of March 31, 2000, the officers and Trustees of the Fund as a group owned of record or beneficially 2.0%, 5.9% and 4.9% of the then outstanding shares of the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio, respectively.

  The Fund is aware of the following person(s) owning of record or benefi-cially more than 5% of the outstanding shares of the respective Portfolios as of March 31, 2000.

                                                                     Type of
                 Name & Address of Owner                   % Owned  Ownership
---------------------------------------------------------- ------- ------------
Emerging Growth Portfolio
 Charles Schwab & Co., Inc.                                 6.9%      Record(1)
 Special Custody Account for Exclusive Benefit of
 Customers
 101 Montgomery Street
 San Francisco, CA 94104

Mid-Cap Portfolio
 R. Bruce Duchossois                                        6.1%   Beneficially
 845 N. Larch Avenue
 Elmhurst, IL 60126

--------
(1) Charles Schwab & Company, Inc., a securities broker-dealer, has advised the Fund that no individual Person owns more than 5% of the Portfolio.

                        OBERWEIS ASSET MANAGEMENT, INC.

  The Fund's investment adviser, since October 1, 1994, is Oberweis Asset Man-agement, Inc. ("OAM"), an investment adviser based in North Aurora, Illinois. For additional details concerning OAM, see the Fund's Prospectus under the heading "Management of the Portfolios." Pursuant to a written contract between the Fund and OAM (the "Investment Advisory Agreement"), OAM is responsible for managing the investment and reinvestment of each Portfolio's assets, determin-ing in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, providing the Fund with rec-ords concerning OAM's activities which the Fund is required to maintain under applicable law, and rendering regular reports to the Fund's Trustees and offi-cers concerning Portfolio responsibilities. OAM's investment advisory services to the Fund are all subject to the control of the Trustees, and must be in compliance with the investment objectives, policies and restrictions set forth in the Fund's Prospectus and this SAI and with applicable laws and regula-tions. In addition, OAM is authorized to select broker-dealers, including Oberweis.net, that may execute purchases and sales of the securities for the Portfolios. (See "Portfolio Transactions.")

  The investment adviser is obligated to pay the salaries and fees of any of-ficers of the Fund as well as the Trustees of the Fund who are interested persons (as defined in the Investment Company Act of 1940) of the Fund, who are employed full time by the investment adviser to perform services for the Portfolios under the Investment Advisory Agreement.

  As compensation for its investment advisory services, the investment adviser receives from the Emerging Growth Portfolio at the end of each month a fee at an annual rate equal to .45% of the first $50 million of the average daily net assets of the Portfolio and .40% of the average daily net assets of the Port-folio in excess of $50 million, from the Micro-Cap Portfolio at the end of each month a fee at the annual rate of .60% of the average daily net assets of the Portfolio, and from the Mid-Cap Portfolio at the end of each month a fee at the annual rate of .40% of the average daily net assets of the Portfolio.

  For the years ended December 31, 1999, 1998 and 1997, the advisory fees in-curred by the Emerging Growth Portfolio and payable to OAM were $362,142, $467,203, and $707,165, respectively. For the years ended December 31, 1999, 1998 and 1997, the advisory fees incurred by the Micro-Cap Portfolio and pay-able to OAM were $120,032, $159,858, and $229,152 respectively. For the years ended December 31, 1999, 1998 and 1997, the advisory fees incurred by the Mid-Cap Portfolio and payable to OAM were $32,558, $24,468, and $26,588, respectively. (See also "Expenses Borne by the Fund.")

  OAM also provides the Fund with non-investment advisory, management and ad-ministrative services pursuant to a written contract (the "Management Agreement"). OAM is responsible under the Management Agreement for providing the Fund with those management and administrative services which are reasona-bly necessary for conducting the business affairs of the Fund, with the exception of investment advisory services, and distribution of each Portfo-lio's shares and shareholder services, which are subject to the Fund's Rule 12b-1 Plan. (See "Distribution Plan and Agreement.") In addition, OAM provides the Fund with office space and basic facilities for management of the Fund's affairs, and bookkeeping, accounting, record keeping and data processing fa-cilities and services.

  OAM is responsible for preparing and updating the Fund's SEC and state reg-istration statement and filings, tax reports to shareholders and similar documents. OAM pays the compensation of all officers and personnel of the Fund for their services to the Fund as well as the Trustees of the Fund who are in-terested persons of the Fund. OAM also provides information and certain administrative services to shareholders of each Portfolio. These services in-clude, among other things, transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursuant to a shareholder's instructions when such redemption is effected through OAM; providing telephone and written communications with respect to its shareholders' account inquiries; assisting its shareholders in altering privileges and ownership of their accounts; and serving as a source of infor-mation for its existing shareholders in answering questions concerning the Fund and their transactions with the Fund.

  For its services under the Management Agreement, OAM is paid by the Portfo-lios on a monthly basis an annual management fee equal to .40% of the average daily net assets of each Portfolio. OAM will bear all expenses in connection with the performance of its services to the Fund and each of the Portfolios under the Management Agreement. The Fund is responsible for all other ex-penses. However, the Management Agreement provides that OAM is obligated to reimburse the Portfolios for 100% of the amount by which the Portfolio's ordi-nary operating expenses during any fiscal year, including the management and advisory fees, exceed the following amounts expressed as a percentage of the Portfolio's average daily net assets:

    2.0% of the first $25,000,000; plus
    1.8% of the next $25,000,000; plus
    1.6% of average daily net assets in excess of $50,000,000.

  Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. As of the end of the Fund's fiscal year, the aggregate amounts of reimbursement, if any, by the Manager to a Portfolio in excess of the amount necessary to limit the operat-ing expenses on an annual basis to said expense limitation shall be refunded to the Manager. In no event will OAM be required to reimburse a Portfolio in an amount exceeding its management and investment advisory fees.

  For the years ended December 31, 1999, 1998 and 1997, the management fees incurred by the Emerging Growth Portfolio and paid to OAM were $337,142, $442,202, and $682,165, respectively. For the years ended December 31, 1999, 1998 and 1997, the management fees incurred by the Micro-Cap Portfolio and paid to OAM were $80,022, $106,572, and $152,768, respectively, and pursuant to the expense limitation provisions of the Management Agreement, OAM was re-quired to rebate to the Portfolio $33,669 and $19,321 for the fiscal years ended December 31, 1999 and 1998, respectively. For the years ended December 31, 1999, 1998 and 1997 the management fees incurred by the Mid-Cap Portfolio and paid to OAM were $32,558, $24,468, and $26,588, respectively, and pursuant to the expense limitation provisions of the Management Agreement, OAM was re-quired to rebate to the Portfolio $30,923, $37,171 and $30,892, respectively.

  While the combined investment advisory fee and management fee paid to OAM is higher than the total of such fees paid by many other investment companies, the Fund's Trustees believe that each Portfolio's investment objective and the "Oberweis Octagon" analysis require greater than average services from OAM, which, together with the various management and administrative services pro-vided by OAM, justifies the higher combined fees.

                        DISTRIBUTION PLAN AND AGREEMENT

  As discussed in the Fund's Prospectus under the heading "Distribution of Shares," the Fund has adopted a Plan of Distribution (the "Distribution Plan") and a Distribution and Shareholder Service Agreement (the "Distribution Agree-ment") pursuant to Rule 12b-1 under the 1940 Act (collectively the "Plan and Agreement") under which the Fund compensates Oberweis.net in connection with the distribution of each Portfolio's shares. Oberweis.net will act as the pri-mary distributor of each Portfolio's shares and as the primary shareholder servicing agent for each Portfolio. The Fund pays Oberweis.net a monthly dis-tribution fee at an annual rate of .25% of each Portfolio's average daily net assets and may also reimburse certain out of pocket costs incurred by Oberweis.net for shareholder services provided to the Fund.

  The Distribution Plan is a "compensation type" plan, which means that Oberweis.net may receive compensation that is more or less than the actual ex-penditure made. Oberweis.net is, however, required to provide the Fund with quarterly listings of all expenditures under the Plan and Agreement.

  Pursuant to the Plan and Agreement, Oberweis.net has agreed, directly or through other firms, to advertise and promote the Fund and provide information and services to existing and potential shareholders.

These services include, among other things, processing new shareholder account applications; converting funds into or advancing federal funds for the pur-chase of shares of the Fund as well as transmitting purchase orders to the Fund's Transfer Agent; transmitting redemption requests to the Fund's Transfer Agent and transmitting the proceeds of redemption of shares of the Fund pursu-ant to a shareholder's instructions; providing telephone and written communications with respect to shareholder account inquiries and serving as the primary source of information for existing and potential shareholders in answering questions concerning the Fund and their transactions with the Fund; and providing literature distribution, advertising and promotion as is neces-sary or appropriate for providing information and services to existing and potential shareholders.

  Oberweis.net may be reimbursed monthly by each Portfolio for certain out-of-pocket costs in connection with its services as shareholder service agent, including such costs as postage, data entry, modification and printout, sta-tionery, tax forms and all other external forms or printed material, but not including overhead. Although there is no limitation on the amount of such costs that may be reimbursed under the Plan and Agreement, such costs must be actual, out-of-pocket costs, and the total amount of 12b-1 fees, including re-imbursement of such costs, is included in the total expenses of the Portfolio, subject to the expense limitation based on average daily net assets of each Portfolio. Oberweis.net will furnish with each monthly statement for such re-imbursement a written listing of the expenditures on behalf of each Portfolio and their purpose. Oberweis.net compensates its account executives for servic-ing and administering a shareholder's account.

  The Plan and Agreement provides that Oberweis.net may appoint various bro-ker-dealer firms to assist in providing distribution services for the Fund, including literature distribution, advertising and promotion, and may appoint broker-dealers and other firms (including depository institutions such as com-mercial banks and savings and loan associations) to provide administrative services for their clients as shareholders of the Fund under related service agreements. To provide these services, these firms will furnish, among other things, office space and equipment, telephone facilities, and personnel as is necessary or beneficial for providing information and services related to the distribution of the Portfolios' shares to Oberweis.net in servicing accounts of such firms' clients who own shares of the Fund.

  The Plan provides that the Fund's asset-based sales charges (as defined in the NASD's Conduct Rules) shall not exceed those permitted by Rule 2830 of the NASD's Conduct Rules. Further, as permitted by the NASD's Rules, the Emerging Growth Portfolio has elected to calculate its permissible amount of asset-based sales charges on new gross sales of the Portfolio since the Portfolio's inception.

  The Board of Trustees has determined that, in its judgment, there is a rea-sonable likelihood that the Plan and Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder's invest-ment. The 12b-1 expenses will also provide Oberweis.net and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient services.

  As required by Rule 12b-1, the Plan, as amended, and Agreement was approved by the Board of Trustees, including a majority of Trustees who are not inter-ested persons, as defined in the 1940 Act, of the Fund, who are not parties to the Distribution and Shareholder Service Agreement and who have no direct or indirect financial interest in the operation of the Plan.

  Unless terminated earlier as described below, the Plan and Agreement will continue in effect from year to year if approved annually by the Board of Trustees of the Fund, including a majority of the Trustees who are not parties to the Plan and Agreement (or have a direct or indirect financial interest in the operation thereof) and who are not interested persons of the Fund. The Plan may be terminated with respect to the Fund or a Portfolio at any time by
(1) a vote of a majority of the Trustees who are not interested persons of the Fund, who are not parties to the Distribution and Shareholder Service Agree-ment and who have no direct or indirect financial interest therein, or (2) by the vote of a majority of shareholders of that Portfolio. The Distribution and Shareholder Service Agreement may be terminated similarly without penalty upon 60 days written notice by either party and will automatically terminate if as-signed, as defined in the 1940 Act.

  For the year ended December 31, 1999, total 12b-1 fees paid by the Emerging Growth Portfolio to Oberweis.net were $210,714. For that period ended December 31, 1999, Oberweis.net paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted: $70,792 in sales promotion and literature ex-penses, $146,107 in service fees paid to brokers, and $10,616 in salary expenses and employment services. There was no reimbursement of out-of-pocket expenses for such period.

  For the year ended December 31, 1999, total 12b-1 fees paid by the Micro-Cap Portfolio to Oberweis.net were $50,013. For that period Oberweis.net paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted:
$16,135 in sales promotion and literature expense, $38,850 in service fees paid to brokers, and $2,441 in salary expenses and employment services. There was no reimbursement of out-of-pocket expenses for such period.

  For the year ended December 31, 1999, total 12b-1 fees paid by the Mid-Cap Portfolio to Oberweis.net were $20,349. For that period Oberweis.net paid the following amounts under the Rule 12b-1 Plan in the approximate amounts noted:
$7,685 in sales promotion and literature expense, $16,959 in service fees paid to brokers, and $1,110 in salary expenses and employment services. There was no reimbursement of out-of-pocket expenses for such period.

                       EXPENSES BORNE BY THE PORTFOLIOS

  Other than those expenses payable by OAM and/or Oberweis.net, the Portfolios will pay all of their expenses, including the following:

    (a) Federal, state and local or other governmental agency taxes or fees levied against the Fund.

    (b) Costs, including the interest expense, of borrowing money.

    (c) Brokerage fees and commissions and other transaction costs in connection with the purchase or sale of portfolio securities for the Portfolios.

    (d) Fees and expenses of the Trustees other than those who are "interested persons" (as defined in the 1940 Act) of the Fund.

    (e) Expenses incident to holding meetings of the Fund's Shareholders, including proxy solicitations of the Fund or its Board of Trustees therefor, and meetings of the Board of Trustees and committees of the Board of Trustees.

    (f) Fees and expenses in connection with legal services rendered to the Fund, the Board of Trustees of the Fund and duly appointed committees of the Board of Trustees of the Fund, including fees and expenses of special counsel to those Trustees who are not interested persons of the Fund, and litigation.

    (g) Audit and accounting expenses of the independent auditors.

    (h) Custodian and transfer and dividend paying agent fees and expenses and shareholder service expenses.

    (i) Fees and expenses related to registering, qualifying and maintaining registration and qualification of the Fund and its Shares for distribution under federal, state and other laws.

    (j) Fees and expenses incident to the preparation and filing of reports with regulatory agencies.

    (k) Expenses of preparing, printing (including typesetting) and mailing prospectuses, shareholder reports, proxy materials and notices to shareholders of the Fund.

    (l) Premiums for trustee's and officer's liability insurance and insurance carried by the Fund pursuant to the requirements of Section 17(g) of the 1940 Act, or otherwise required by law or deemed desirable by the Board of Trustees.

    (m) Fees and expenses incurred in connection with any investment company organization or trade association of which the Fund may be a member.

    (n) Costs and expenses incurred for promotion or advertising of the Fund's Shares, but only pursuant to a Plan duly adopted in accordance with Rule 12b-1 under the 1940 Act and to the extent that such Plan may from time to time provide.

    (o) Expenses related to issuance or redemption of the Portfolios' shares.

  For the fiscal year ended December 31, 1999, total expenses incurred by the Emerging Growth Portfolio, the Micro-Cap Portfolio and the Mid-Cap Portfolio were $1,339,724, $434,982 and $198,061, respectively, and the ratio of such total expenses to the Portfolio's average net asset value was 1.59%, 2.17% and 2.43%, respectively. Pursuant to the expense limitation, OAM was required to reimburse the Micro-Cap Portfolio and Mid-Cap Portfolio in the amounts of $33,669 and $30,923, respectively, resulting in net expenses of $400,108 after earnings credit and a net expense ratio of 2.00% for the Micro-Cap Portfolio and resulting in net expenses of $162,792 after earnings credit and a net ex-pense ratio of 2.00% for the Mid-Cap Portfolio.

                            PORTFOLIO TRANSACTIONS

  Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund's Portfolios are made by OAM. OAM is authorized to place orders for securities with various broker-dealers, including Oberweis.net, subject to the requirements of applicable laws and regulations. OAM may place a significant portion of the Portfolios' agency orders with Oberweis.net, as it believes by so doing a Portfolio is able to achieve more control over and better execution of its orders. Orders for securities transactions are placed by OAM with a view to obtaining the best combination of price and execution available. In seeking to achieve the best combination of price and execution, OAM attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. How-ever, the responsibility of OAM to attempt to obtain the best combination of price and execution does not obligate it to solicit a competitive bid for each transaction. Furthermore, under the Advisory Agreement, OAM is not obligated to seek the lowest available cost to the Portfolio, so long as it determines in good faith that the broker-dealer's commission, spread or discount is rea-sonable in relation to the value of the execution and research services provided by such a broker-dealer to the Portfolio, or OAM when viewed in terms of that particular transaction or its overall responsibilities with respect to all of its clients, including the Portfolio, as to which it offers advice or exercises investment discretion.

  OAM, with the prior consent of the Fund's Trustees, may place orders with affiliated persons of OAM, Oberweis.net or the Fund subject to (i) the provi-sions of Sections 10(f) and 17(e)(2) of the 1940 Act and Rules 10f-3 and 17e-1 thereunder, Rule 206(3)-2 under the Investment Advisers Act of 1940, Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T)(a)(2) thereun-der and any other applicable laws or regulations, and (ii) procedures properly adopted by the Fund with respect thereto. The Fund has been advised by OAM that it may place orders for securities with Oberweis.net, but only when it believes that the combination of price and execution are comparable to that of other broker-dealers. OAM, with the prior consent of the Fund's Trustees, may engage in agency cross transactions subject to (i) the provisions of Section 17(a) of the 1940 Act and Rule 17a-7 thereunder and other applicable laws or regulations, (ii) the provisions of Section 206 of the Investment Advisers Act of 1940 and Rule 206(3)-2 thereunder, and (iii) procedures properly adopted by the Fund with respect thereto.

  OAM has agreed to furnish certain information quarterly to the Fund's Trust-ees to enable them to evaluate the quality of execution and cost of all orders executed by Oberweis.net. The Fund requires that OAM, as investment adviser, record and furnish to the Fund quarterly the following information:

 (A) Exchange Transactions

  A listing showing for each transaction executed by Oberweis.net for the Portfolios during the month, in time sequence, the date of the transaction, the price, the commission, the exchange where executed, the security and the number of shares.

 (B) Over-the-Counter Transactions

  A listing showing for each transaction executed by Oberweis.net for the Portfolios during the month, in time sequence, the date of execution, the price, the best bid and ask at the time, the commission for the transaction, the security and the number of shares.

 (C) Transactions Through Other Brokers

  A list of all transactions during each quarter through other brokers, show-ing the price and commission for the transaction, and a summary of commission charges by all other brokers executing transactions for the Portfolios.

  A greater discount, spread or commission may be paid to non-affiliated bro-ker-dealers that provide research services, which research may be used by OAM in managing assets of its clients, including the Portfolios. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecast-ing. In some instances, OAM may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, OAM cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As OAM is the principal source of information and advice to the Fund and is responsible for managing the investment and reinvestment of the Portfolios' assets and determining the securities to be purchased and sold, it is believed by the Fund's management to be in the interests of the Fund for OAM, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securi-ties brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be uti-lized by OAM for the benefit of its other accounts as well, in the same manner that the Fund might also benefit from information obtained by OAM in perform-ing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of OAM's accounts, the degree of benefit varies by account and is not directly related to the commis-sions or other remuneration paid by such account.

  Some brokers and dealers used by OAM provide research and other services de-scribed above. For the year ended December 31, 1999, the total brokerage commissions paid by the Portfolios to broker-dealers in transactions identi-fied hereunder primarily on the basis of research and other services provided to the Portfolios are as follows: Emerging Growth Portfolio paid $150,884 in brokerage commissions on securities transactions in the amount of $144,518,456; the Micro-Cap Portfolio paid $58,354 in brokerage commissions on securities transactions in the amount of $28,907,964; and the Mid-Cap Portfo-lio paid $14,776 in brokerage commissions on securities transactions in the amount of $25,411,728.

  Transactions of the Portfolios in the over-the-counter market and the third market may be executed for the Portfolios by Oberweis.net as agent with pri-mary market makers acting as principal, except where OAM believes that better prices or execution may be obtained otherwise. Transactions with primary mar-ket makers reflect the spread between the bid and the ask prices. Occasionally, the Portfolios may make purchases of underwritten issues at prices which include underwriting discount fees.

  OAM may place orders with broker-dealers other than Oberweis.net that sell shares of the Fund, provided the price and execution are reasonably believed to be comparable with other nonaffiliated broker-dealers. OAM and the Fund's Board of Trustees review quarterly the Portfolios' brokerage transactions for execution and services furnished.

  For the year ended December 31, 1999, the total brokerage commissions paid by the Emerging Growth Portfolio was $225,218, of which 1% or $2,530, was to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $122,617,884. One percent (1%), or $1,252,540 of the securities transactions on which the Port-folio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1999 for which no commission was incurred was $21,703,205.

  For the year ended December 31, 1998, the total brokerage commissions paid by the Emerging Growth Portfolio was $170,717, of which 4% or $6,996, was to Oberweis.net. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $87,957,323. Seven percent (7%), or $6,134,123 of the securities transactions on which the Portfolio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1998 for which no commission was incurred was $64,459,102.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Emerging Growth Portfolio was $324,335, of which 7% or $22,932, was paid to Oberweis.net. The total amount of securities transactions on which the Portfolio paid brokerage commissions during such period was $175,019,521. Eight percent (8%), or $14,706,078, of the securities transactions on which the Portfolio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1997 for which no commission was incurred was $114,629,111.

  For the year ended December 31, 1999, the total brokerage commissions paid by the Micro-Cap Portfolio was $69,119, of which no commissions were paid to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $17,553,392. None of the securities transactions on which the Portfolio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1999 for which no commission was incurred was $11,354,572.

  For the year ended December 31, 1998, the total brokerage commissions paid by the Micro-Cap Portfolio was $52,563, of which 3% or $1,494, was paid to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $18,181,906. One percent (1%), or $179,564, of the securities transactions on which the Portfolio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1998 for which no commission was incurred was $16,131,157.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Micro-Cap Portfolio was $104,095, of which 2% or $2,187, was paid to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $37,585,593. Three percent (3%), or $922,165, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1997 for which no commission was incurred was $33,518,813.

  For the year ended December 31, 1999, the total brokerage commissions paid by the Mid-Cap Portfolio was $21,312, of which 2% or $510, was to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $16,800,475. Four percent (4%), or $586,051 of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1999 for which no commission was incurred was $8,611,252.

  For the year ended December 31, 1998, the total brokerage commissions paid by the Mid-Cap Portfolio was $10,661, of which no commissions were paid to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $6,682,929. None of the securities transactions on which the Portfolio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1998 for which no commission was incurred was $2,785,147.

  For the year ended December 31, 1997, the total brokerage commissions paid by the Mid-Cap Portfolio was $17,339, of which 2% or $300, was paid to Oberweis.net. The total amount of securities transactions on which the Portfo-lio paid brokerage commissions during such period was $10,738,002. Three percent (3%), or $288,744, of the securities transactions on which the Portfo-lio paid brokerage commissions were effected through Oberweis.net. The total amount of principal transactions of the Portfolio for the year ended December 31, 1997 for which no commission was incurred was $4,594,860.

                              CODE OF ETHICS

  The Fund, OAM, and Oberweis.net have adopted a joint Code of Ethics. Access Persons (as defined in the Code) are permitted to make personal securities transactions, subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions ab-sent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securi-ties transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             SHAREHOLDER SERVICES

  The Fund's Prospectus under the heading Shareholder Information/How to Pur-chase Shares, How to Redeem Shares and Shareholder Services describes information in addition to that set forth below. When a shareholder makes an initial investment in a Portfolio, a shareholder account is opened in accor-dance with the Fund's Account Application instructions. After each transaction for the account of a shareholder, confirmation of all deposits, purchases, reinvestments, redemptions, withdrawal payments, and other transactions in the shareholder's account will be forwarded to the shareholder.

  A Portfolio will generally not issue certificates for its shares, except that certificates for full amounts will be issued upon a shareholder's written request to the Transfer Agent. The investor will be the record owner of all shares in his account with full shareholder rights, irrespective of whether share certificates are issued. Certain of the functions performed by the Fund in connection with the operation of the accounts described above have been delegated by the Fund to its Transfer Agent.

  In addition to the purchase and redemption services described above, the Fund offers its shareholders the special accounts and services described in the Fund's Prospectus. Applications and information about any shareholder services may be obtained from OAM.

                       DETERMINATION OF NET ASSET VALUE

  See the Fund's Prospectus under the heading Shareholder Information/How to Purchase Shares and Pricing of Fund Shares, for descriptions of certain de-tails concerning the determination of Net Asset Value ("NAV"). The NAV of the shares of the Portfolios are computed once daily, as of the later of the close of the New York Stock Exchange ("NYSE") or the Chicago Board Options Exchange ("CBOE"), on each day the NYSE is open for trading. All securities in the Portfolios other than options are priced as of the close of trading on the NYSE. The options in the Portfolios are priced as of the close of trading on the CBOE. The NAV per share is computed by dividing the value of the Portfo-lio's securities plus all other assets minus all liabilities by the total number of Portfolio shares outstanding. In valuing the Portfolio's securities, each listed and unlisted security, other than options, for which last sale in-formation is regularly reported is valued at the last reported sale price prior to the close of the NYSE. If there has been no sale on such day, the last reported bid price is used. Options are valued at the last reported bid price on the primary exchange as of the close of trading on the CBOE. Any un-listed security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the highest bid price as of the close of the NYSE determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair values as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.

                              PURCHASE OF SHARES

  See the Funds' Prospectus under the heading Shareholder Information/How to Purchase Shares for detailed information concerning the purchase of shares of a Portfolio. Shares of the Portfolios are sold at the NAV per share next de-termined after the purchase order is received in proper form by IFTC.

                             REDEMPTION OF SHARES

  See the Fund's Prospectus under the heading Shareholder Information/How to Redeem Shares for detailed information concerning redemption of the shares of a Portfolio. The Fund may suspend the right to redeem shares or postpone the date of payment for more than seven (7) days for any period during which: (a) the NYSE is closed, other than weekend and holiday closings, or the Securities and Exchange Commission determines that trading on the NYSE is restricted; (b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practical for a Portfolio to sell the in-vestment securities or to calculate their NAV; or (c) the Securities and Exchange Commission permits such suspension for the protection of Portfolio's shareholders. In the case of a suspension of the right of redemption, a share-holder may either withdraw his request for redemption or receive payment at the NAV of his shares existing after termination of the suspension.

  Although it is the Fund's present policy to make payment of redemption pro-ceeds in cash, if the Fund's Trustees determine it to be appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of securities held by the Portfolios, subject to the limitation that, pursuant to an election under Rule 18f-1 under the 1940 Act, each Portfolio is obli-gated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one ac-count. The value of such securities shall be determined as of the close of trading of the NYSE on the business day on which the redemption is effective. In such circumstances, a shareholder might be required to bear transaction costs to dispose of such securities.

                                     TAXES

  Each of the Portfolios has elected to qualify under Subchapter M of the In-ternal Revenue Code of 1986, as amended (the "Code"), so that the Portfolio will not be liable for federal income taxes to the extent that its net invest-ment income and net realized capital gains are currently distributed to its shareholders. Each of the Portfolios will qualify for this status as long as it: (a) derives at least 90% of its gross income from dividends, interest, gains from the sale or other distribution of securities or foreign currencies, and certain other investment income including gain from options, futures or forward contracts; (b) invests in securities that satisfy certain diversifica-tion requirements; and (c) distributes at least 90% of its net investment income and net short-term capital gains to its shareholders each year.

  Except for those shareholders exempt from federal income taxes, dividends and capital gains distributions are taxable to shareholders for purposes of the federal income tax, whether paid in cash or reinvested in additional shares of the Portfolio. Dividends from net investment income are taxable to non-exempt shareholders as ordinary income for federal income tax purposes. For corporate shareholders, such income dividends may be eligible for the de-duction for dividends received from domestic corporations. Distribution of long-term capital gains are taxable to non-exempt shareholders as long-term capital gains regardless of the length of time that such shareholders have owned shares in a Portfolio. Short-term capital gain distributions are taxable to non-exempt shareholders as ordinary income. Losses incurred by such share-holders on the redemption of shares of a Portfolio held six months or less will be treated as long-term capital losses to the extent of any capital gains distributions made by the Portfolio with respect to such shares. Shareholders will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be sub-ject to state and local taxes.

  Income dividends are taxed as ordinary income at rates up to a maximum of 39.6% for individuals. Long-term capital gain distributions (relating to as-sets held by a Portfolio for more than 12 months) made to individual Shareholders are taxable at a maximum rate of 20%. Long-term capital gain dis-tributions made to corporate Shareholders are taxed at the same rate as ordinary income is taxed to corporations.

  In order to avoid a 4% excise tax on undistributed amounts, each Portfolio must declare, by the end of the calendar year, a dividend to shareholders of record that represents 98% of its net investment income for the calendar year plus 98% of its capital gain net income for the period from November 1 of the previous year through October 31 of the current year plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income for the one-year period ended October 31 of the prior calendar year, less any overdistribution in the prior calendar year. Each Portfolio intends to declare or distribute dividends during the appropriate periods in an amount sufficient to avoid the 4% excise tax.

  Options, short sales, financial futures contracts and foreign currency transactions entered into by a Portfolio are subject to special tax rules that may accelerate income, defer losses, cause adjustments to the holding period of securities, convert capital gain into ordinary income, and convert short-term capital loss into long-term capital loss. As a result, these rules could affect the amount, timing, and character of Portfolio distributions.

  Federal law requires the Fund to withhold 31% from dividends and/or redemption proceeds (including from exchanges) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number (in the case of individuals, a social security number) or has not certified that withholding does not apply. Amounts withheld are applied to the shareholder's federal income tax liability and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold the applicable tax treaty rate (as opposed to the statutory rate of 30%) from dividends that are paid to certain nonresident alien, foreign partnership and foreign corporation shareholder accounts when relevant withholding certificates are furnished to the Fund.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations in effect on the date of the Fund's Prospectus and this SAI, which provisions are subject to change by legislative or administrative action. Investors are advised to consult their own tax advisers regarding the tax consequences of an investment in the Portfolios. Shareholders are likewise advised to consult their own tax advisers regarding questions as to state or local taxes.

                    SHAREHOLDER MEETINGS AND VOTING RIGHTS

  As a general rule, the Fund is not required to and will not hold annual or other meetings of the shareholders. Special meetings of shareholders for actions requiring a shareholder vote may be requested in writing by holders of at least twenty-five percent (25%) (or ten percent (10%) if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the outstanding shares of the Fund or as may be required by applicable law. Under the Declaration of Trust, shareholders are entitled to vote in connection with following matters: (1) for the election or removal of Trustees if a meeting is called for such purpose; (2) with respect to the adoption of any contract for which approval is required by the 1940 Act; (3) with respect to any termination or reorganization of the Portfolios to the extent and as provided in the Declaration of the Trust; (4) with respect to any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or the Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof);
(5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Fund as may be required by law, the Declaration of Trust, the By-Laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Shareholders will vote in the aggregate, except when voting by individual Portfolio is required under the 1940 Act or when the Board of Trustees determines that voting by series is appropriate. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund (or any portfolio of the Fund) without shareholder approval by notice to the shareholders. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns, retires or is removed by the majority vote of the shareholders or by the Trustees.

                  CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

  Average annual total return measures both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio. A Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission, as follows:

    P(1+T)n=ERV

    Where P=a hypothetical initial payment of $1,000

    T=average annual total return

    n= number of years

    ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof)

  In advertising, sales literature and other publications, the Portfolios' performance may be quoted in terms of total return or average annual total return, which may be compared with various indices and investments, other performance measures or rankings, or other mutual funds, or indices or averages of other mutual funds.

                            ADDITIONAL INFORMATION

Fund History

  The Fund is a diversified, open-end management investment company, organized as a business trust under the laws of Massachusetts on July 7, 1986. The Fund's Agreement and Declaration of Trust ("Trust Agreement") and the By-Laws of the Fund are designed to make the Fund similar in many respects to a corporation. However, under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust, which is not the case in a corporation. The Trust Agreement provides that shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision that the same is not binding upon the shareholders personally. Moreover, the Trust Agreement provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund, and the Fund will be covered by insurance which the Trustees believe to be adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shares of the Fund

  Pursuant to the Fund's Trust Agreement, the Fund may issue an unlimited number of shares of beneficial interest in one or more series of "Portfolios," all having no par value. Shares of each Portfolio have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and non-assessable by the Fund when issued, are transferable without restriction and have no preemptive or conversion rights.

Custodian and Transfer Agent

  The Custodian for the Fund is State Street Bank and Trust Company, P.O. Box 219042, Kansas City, Missouri 64142-9042, a Massachusetts trust company. The Fund has authorized the Custodian to deposit certain securities of the Portfolios in central depository systems as permitted by federal law. The Portfolios may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian. Investors Fiduciary Trust Company, P.O. Box 219042, Kansas City, Missouri, a national bank organized under the laws of the United States and a subsidiary of State Street Bank and Trust Company, is the Fund's Transfer Agent and acts as a dividend disbursing and redemption agent for the Fund.

Independent Auditors

  Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and prepares the Fund's income tax returns, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.

Financial Statements

  The audited statements of the Fund, including the notes thereto, contained in the Annual Report of the Fund for the fiscal year ended December 31, 1999, were filed with the Securities and Exchange Commission on February 18, 2000 and are incorporated herein by reference.

  Shareholders will receive the Fund's audited annual report and the unaudited semiannual report.

Counsel

  Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, is legal counsel to the Fund.

Other Information

  The Fund's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                               THE OBERWEIS FUNDS

                           PART C: OTHER INFORMATION


Item 23.  EXHIBITS.

          (a) (1)  Agreement and Declaration of Trust dated July 7, 1986./11/
              (2) First Amendment to Agreement and Declaration of Trust, dated November 17, 1986./11/

          (b)      By-Laws./11/

          (c)      Not applicable.

          (d) (1)  Management Agreement./5/
              (2)  Amendment to Management Agreement as of February 16, 1994./9/
              (3)  Management Agreement dated October 1, 1994./11/
              (4)  Investment Advisory Agreement./5/
              (5)  Investment Advisory Agreement dated October 1, 1994./11/
              (6)  Transfer and Guaranty Agreement./7/
              (7) Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Micro-Cap Portfolio./12/
              (8) Written Notification required under Investment Advisory Agreement dated October 1, 1994 regarding the rendering of advisory services to the Mid-Cap Portfolio./13/

          (e)      Not applicable.

          (f)      Not applicable.

          (g) (1)  Custodian Agreement./1/
              (2) Letter Agreements renewing Custodian Agreement dated February 24,1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/
                   February 15, 1991,/6/ and February 13, 1992,/7/ respectively.
              (3) Letter Agreement dated January 27, 1993, renewing Custodian Agreement./8/
              (4)  Custodian Agreement dated August 3, 1993./11/

          (h) (1)  Transfer Agency Agreement./1/

            (2) Letter Agreements renewing Transfer Agency Agreement dated February 24, 1988,/3/ February 21, 1989,/4/ February 7, 1990,/5/ February 15, 1991,/6/ and February 13, 1992,/7/
                 respectively.
            (3) Letter Agreement dated January 27, 1993, renewing Transfer Agency Agreement./8/
            (4)  Transfer Agent Agreement dated August 3, 1993./11/

        (i) (1) Form of Opinion and Consent of Lawrence, Kamin, Saunders & Uhlenhop./1A/
            (2)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz./12/
            (3) Consent and Opinion of Vedder, Price, Kaufman & Kammholz./13/ *(4) Consent and Opinion of Vedder, Price, Kaufman & Kammholz.
            (5)  Form of Opinion of Ropes & Gray./1A/
            (6)  Opinion and Consent of Ropes & Gray./12/
            (7)  Opinion and Consent of Ropes & Gray./13/

       *(j) (1)  Consent of Ernst & Young LLP.
            (2)  Consent of Checkers, Simon & Rosner LLP./13/

        (k) Not applicable.

        (l) (1)  Form of Contribution Agreement with Initial Shareholders./1/
            (2) Contribution Agreement dated December 8, 1986, from James D. Oberweis with respect to the purchase of an aggregate of 5,500 shares as custodian for two minor children for $10.00 each (a total of $55,000)./2/

            (3) Contribution Agreement dated December 8, 1986, from Lora J. Oberweis with respect to the purchase of 2,000 shares for $10.00 each (a total of $20,000)./2/
            (4) Contribution Agreement dated December 8, 1986, from Helen Cisek with respect to the purchase of 1,500 shares for $10.00 each (a total of $15,000)./2/
            (5) Contribution Agreement dated December 8, 1986, from Tedd Determan with respect to the purchase of an aggregate of 1,000 shares for $10.00 each (a total of $10,000)./2/

         (m)(1)  Plan of Distribution pursuant to Rule 12b-1./4/
            (2)  Distribution and Shareholder Service Agreement./5/
            (3) Amendment to Plan of Distribution pursuant to Rule 12b-1 and Distribution and Shareholder Service Agreement./8/
            (4) Plan of Distribution pursuant to Rule 12b-1 as amended October 1, 1994./11/
            (5) Form of Plan of Distribution pursuant to Rule 12b-1 as amended January 1, 1996./11/
            (6)  Distribution Agreement dated October 1, 1994./11/
            (7) Form of Distribution and Shareholder Service Agreement dated January 1, 1996./11/
            (8) Distribution and Shareholder Service Agreement dated January 2, 1997./14/
            (9)  Shareholder Service Agreement dated October 1, 1994./11/

         (n)     Not applicable.
        *(o)     Codes of Ethics.
________________

/*/  Filed herewith.
/1/ Previously filed with the Registration Statement and incorporated herein by reference.
/1A/ Previously filed with the Registration Statement.
/2/ Previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and incorporated herein by reference.
/2A/ Previously filed with Pre-Effective Amendment No. 2.
/3/ Previously filed with Post-Effective Amendment No. 2 (Amendment No. 4) dated February 28, 1988.
/4/ Previously filed with Post-Effective Amendment No. 3 (Amendment No. 5) dated March 2, 1989 and incorporated herein by reference.
/5/ Previously filed with Post-Effective Amendment No. 4 (Amendment No. 6) dated February 28, 1990 and incorporated herein by reference.
/6/ Previously filed with Post-Effective Amendment No. 5 (Amendment No. 7) dated March 1, 1991 and incorporated herein by reference.
/7/ Previously filed with Post-Effective Amendment No. 6 (Amendment No. 8) dated March 2, 1992 and incorporated herein by reference.

/8/ Previously filed with Post-Effective Amendment No. 7 (Amendment No. 9) dated March 1, 1993 and incorporated herein by reference.
/9/ Previously filed with Post-Effective Amendment No. 8 (Amendment No. 10) dated April 29, 1994 and incorporated herein by reference.
/10/ Previously filed with Post-Effective Amendment No. 9 (Amendment No. 11)
     dated February 28, 1995 and incorporated herein by reference.
/11/ Previously filed via EDGAR with Post-Effective Amendment No. 10 (Amendment
     No. 12) dated October 18, 1995 and incorporated herein by reference.
/12/ Previously filed with Post-Effective Amendment No. 11 (Amendment No. 13)
     dated December 21, 1995 and incorporated herein by reference.
/13/ Previously filed with Post-Effective Amendment No. 14 (Amendment No. 16)
     dated September 12, 1996 and incorporated herein by reference.
/14/ Previously filed with Post-Effective No. 15 (Amendment No. 17) dated
     February 28, 1997 and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Inapplicable.

ITEM 25. INDEMNIFICATION

A response has been previously filed with Pre-Effective Amendment No. 2 (Amendment No. 2) dated January 14, 1987 and is incorporated herein by reference. The Fund has also purchased a liability policy which indemnifies the Fund's officers and trustees against loss arising from claims by reason of their legal liability for acts as officers and trustees, subject to limitations and conditions as set forth in such policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, and the Commission remains of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER.

(a)  Oberweis Asset Management, Inc.

     Oberweis Asset Management, Inc. ("OAM") was organized in 1989. Its activities are limited to acting as an investment adviser.

(b) Set forth below are the names of the directors and officers of OAM (other than those officers who are also officers of the Registrant) and any other business, profession, vocation or employment of a substantial nature in which such directors and officers have been involved an any time during the past two fiscal years.


NAME AND
POSITIONS WITH OAM     NAME OF COMPANY                   POSITION
-------------------    ---------------                   --------
Elaine M. Oberweis     Oberweis Dairy, Inc.              Chief Executive Officer
Director               951 Ice Cream Drive
                       North Aurora, Illinois  60542

ITEM 27. PRINCIPAL UNDERWRITERS

(a)  None.

(b) Set forth below are the names of the directors and officers of Oberweis.net, Inc.:


James W. Oberweis       Director and President

Patrick B. Joyce        Director, Executive Vice President, Treasurer, Secretary
                        and Chief Financial Officer

Martin L. Yokosawa      Senior Vice President

The principal business address of all such persons is 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542.

(c)  None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oberweis Asset Management, Inc. at its offices at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542, except those books, records and other documents maintained by the custodian, State Street Bank and Trust Company 801 Pennsylvania Kansas City, Missouri 64105, and the transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 330 West 9th St. Kansas City, Missouri 64105.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

(a)  Not applicable.

(b)  Not applicable.

(c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of North Aurora, and State of Illinois, on the 25th day of April, 2000.

                                      THE OBERWEIS FUNDS


                                      By:  /s/ James D. Oberweis
                                           ------------------------------------
                                               James D. Oberweis, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



Name                           Title
/s/ James D. Oberweis
-------------------------    President (Principal Executive    April 25, 2000
    James D. Oberweis        Officer) and Trustee

/s/ Thomas J. Burke
-------------------------    Trustee                           April 25, 2000
    Thomas J. Burke

/s/ Douglas P. Hoffmeyer     Trustee                           April 25, 2000
-------------------------
    Douglas P. Hoffmeyer

/s/ Edward F. Streit
-------------------------    Trustee                           April 25, 2000
    Edward F. Streit

/s/ Patrick B. Joyce
-------------------------    Executive Vice President and      April 25, 2000
    Patrick B. Joyce         Treasurer (Principal Financial
                             and Accounting Officer)